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                                                                   EXHIBIT 10.38

                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (the "Agreement") is made effective the 6th day of June, 2000 by and between OnRadio.com, a California corporation ("OnRadio"), and GlobalMedia.com, a Nevada corporation ("Global").

                                   BACKGROUND

     OnRadio is the owner of contracts under which it provides streaming media, web site hosting, maintenance, content delivery, and e-commerce services to terrestrial radio stations (the "Customers"). Global desires to acquire certain of the contracts and OnRadio is willing to sell such contracts on the terms and subject to the conditions set forth in this Agreement. Therefore, the parties agree as follows:

                                    AGREEMENT

     SECTION 1. DEFINED TERMS.

          1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, the following terms, when used herein, shall have the following meanings:

          (a)  "ADDITIONAL CONSIDERATION" shall have the meaning set forth in
          Section 2.4.

          (b) "AGREEMENT" means this Asset Purchase Agreement, including the schedules and exhibits.

          (c) "ASSETS" shall mean, collectively, the Web Site Assets and the Streaming Media Assets.

          (d) "BEST EFFORTS" means the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to achieve that result as expeditiously as possible; PROVIDED, HOWEVER, that an obligation to use Best Efforts under this Agreement does not require the Person subject to that obligation to take actions that would result in a materially adverse change in the benefits to such Person under this Agreement or that would violate any Law or court order applicable to such Person.

          (e) "BREAKUP SHARES" shall have the meaning set forth in Section 2.3(a)(iii).

          (f) "BUSINESS DAY" shall mean a day, other than Saturday or Sunday, on which banks in California are open to the public for the transaction of their normal banking business.

          (g) "CLOSING" AND "CLOSING DATE" means, where the context so provides, "Initial Closing" and "Initial Closing Date", "Intermediate Closing(s) and "Intermediate Closing(s) Dates", or "Final Closing" and "Final Closing Date."

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          (h)  "CLOSING SHARE PRICE" shall mean the average closing sales price of the Common Stock on the Nasdaq Stock Market or other stock market if applicable for the 20 trading days prior to the Initial Closing, not to exceed $11.00 per share nor be below $5.00 per share.

          (i) "COMMON STOCK" means the common stock, par value $0.0001 per share, of Global.

          (j) "CONTRACTS" shall mean, collectively, the Web Site Contracts and the Streaming Media Contracts.

          (k) "CUME" means the cumulative audience statistic for a radio station as published by Arbitron.

          (l) "CUSTOMER CUME" means, where the context so requires, the agreed-upon CUME for a Customer or the aggregate CUME for all Customers, in each case as set forth in Schedule 2.1(a)(i) and 2.1(a)(ii). Customer CUME does not include CUME of Sales Prospects.

          (m) "CUSTOMER CUME ATTRITION" means, for the relevant period, a decline in Customer CUME (measured by the Customer CUME for the relevant customer as set forth in Schedule 2.1 (a)) resulting from Customer Terminations. Customer CUME Attrition shall be measured by subtracting the Customer CUME set forth in Schedule 2.1 (a)(i) or
          Schedule 2.1 (a)(ii) for each Customer that is the subject of a Customer Termination.

          (n) "CUSTOMER TERMINATION" means (i) the termination of any Contract by a Customer during the Transition Period, provided that the Customer does not enter into a new contractual relationship with respect to the delivery of one or more Global Services prior to the end of the Transition Period, or (ii) the failure of a Customer to enter into a new contractual relationship with Global with respect to the delivery of one or more of Global Services prior to the earlier of (A) the expiration of a Contract including any extension term contemplated therein, or (B) the end of the Transition Period.

          (o) "CUSTOMERS" means the terrestrial radio customers of OnRadio who are parties to the Contracts.

          (p) "DAMAGES" means any and all costs, losses, damages, amounts paid in settlement, liabilities, demands, claims, suits, actions, judgments, causes of action, assessments or expenses, including interest, penalties, fines and reasonable attorney's fees incident thereto, incurred in connection with any claim for indemnification arising out of this Agreement

          (q)  "DISCLOSURE DOCUMENTS" shall have the meaning set forth in
          Section 4.5.

          (r)  "EQUIPMENT LEASE" shall have the meaning set forth in Section
          5.6.

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          (s)  "ESCROW AGENT" shall have the meaning set forth in the Escrow
          Agreement.

          (t) "ESCROW AGREEMENT" means the Amended and Restated Holding Agreement and Instructions to Escrow Agent dated as of May 8, 2000, and amended June 6, 2000 by and among the Parties and the Escrow Agent.

          (u) "ESCROW FUNDS" shall have the meaning set forth in the Escrow Agreement.

          (v) "FINAL CLOSING" AND "FINAL CLOSING DATE" shall have the respective meanings set forth in Section 7.6.

          (w)  "FINAL CLOSING SHARES" shall have the meaning set forth in
          Section 2.3(c).

          (x) "GLOBAL MEDIA PLAYER" shall mean Global's HTML based streaming media player with embedded RealPlayer codec.

          (y) "GLOBAL SERVICES" means internet-related services, including but not limited to the streaming media, web site hosting, maintenance, content delivery, and e-commerce services offered by Global to its customers in the ordinary course of its business.

          (z) "GOVERNMENTAL AUTHORITY" means any nation or government, foreign or domestic, any state or other political subdivision thereof, and any agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including, without limitation, all taxing authorities and all authorities having regulatory oversight of any aspect of OnRadio's Terrestrial Radio Business.

          (aa) "INITIAL CLOSING" and "INITIAL CLOSING DATE" shall have the respective meanings set forth in Section 7.1.

          (bb) "INTERMEDIATE CLOSING(S)" AND "INTERMEDIATE CLOSING DATE(S)" shall have the respective meanings set forth in Section 7.4.

          (cc) "INTERMEDIATE CLOSING(S) SHARES" shall have the meaning set forth in Section 2.3(b).

          (dd) "INTERMEDIATE CLOSING CUTOFF DATE" shall have the meaning set forth in Section 7.4.

          (ee) "INVESTOR RIGHTS AGREEMENT" shall have the meaning set forth in
          Section 5.4

          (ff) "LAW" means any statute, rule, common law, ordinance, regulation, order, writ, judgment, injunction, decree, determination, or award enacted or promulgated by a Governmental Authority.

          (gg) "LOSS" means any demand, obligation, liability, claim, loss, cost,

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          expense, tax, lawsuit, arbitration or other legal action, judgment or damage, liquidated or unliquidated, accrued or contingent, incurred or suffered, including without limitation any interest, penalties, costs and reasonable legal fees and expenses in connection with the incurrence of any Loss or in defending against any Loss.

          (hh) "ONRADIO TERRESTRIAL RADIO SERVICES" means the streaming media, website hosting, maintenance, content delivery, and e-commerce and other services as set forth in the Contracts.

          (ii) "ONRADIO'S TERRESTRIAL RADIO BUSINESS" means the business carried on by OnRadio of providing the OnRadio Terrestrial Radio Services under the Contracts to the Customers.

          (jj) "PARTIES" means OnRadio and Global.

          (kk) "PERSON" means an individual, corporation, partnership, limited liability company, unincorporated association, trust, joint venture or other organization or entity, including a Governmental Authority.

          (ll) "RELATED CONTRACTS" means certain third party contracts as set forth in Schedule 3.17 under which OnRadio is providing certain OnRadio Terrestrial Radio Services to Customers as of the date of this Agreement.

          (mm) "SALES PROSPECTS" shall mean, collectively, the large market radio station identified in Section 2.4(b), the Streaming Services Sales Prospects and the Web Services Sales Prospects.

          (nn) "SECURITIES LAWS" means the Securities Act of 1933, as amended, and the securities laws of any state solely to the extent applicable.

          (oo) "SHARES" means the shares of Common Stock issued to OnRadio pursuant to the Escrow Agreement or Section 2.3 or 2.4 below.

          (pp) "SOFTWARE LICENSE" shall have the meaning set forth in Section
          5.5.

          (qq) "STREAMING MEDIA ASSETS" shall have the meaning set forth in
          Section 2.1 (a)(ii)

          (rr) "STREAMING MEDIA CONTRACTS" means the contracts listed in
          Schedule 2.1 (a)(ii).

          (ss) "STREAMING MEDIA CONTRACTS CUSTOMERS" means those Customers that are parties to the Streaming Media Contracts. Streaming Media Contracts Customers shall not include Customers whose Streaming Media Contracts have not been renewed or which have been terminated.

          (tt) "STREAMING CUSTOMER TRANSITION PROCESS" shall mean, with respect to a

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          particular Streaming Media Contract Customer, (i) installation by or on behalf of Global of a private frame relay line for the Streaming Media Contract Customer, (ii) delivery to the Streaming Media Contract Customer and set-up of an encoder box, and (iii) creation by Global of a player for the Streaming Media Contract Customer.

          (uu) "STREAMING SERVICES SALES PROSPECTS" shall have the meaning set forth in Section 2.4(a).

          (vv) "SUPPLEMENTAL DOCUMENTS" means the instruments, certificates and other documents referred to herein which shall be executed pursuant to or in connection with this Agreement, including, without limitation, the Transition Agreement, the Investor Rights Agreement, the Software License, and the Equipment Lease.

          (ww) "TAX" or "TAXES" means any income, gross receipts, excise, business and occupation, franchise, real and personal property, sales and use, withholding, social security, unemployment, disability, and other taxes or governmental fees or charges or other assessments (whether imposed directly or through withholding), including any interest or penalties that may become payable in respect thereof, imposed by any Governmental Authority.

          (xx) "THREATENED" means a claim, proceeding, dispute, action, or other matter where any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

          (yy) "TRANSITION PERIOD" means the period commencing on the Initial Closing Date and ending on the one year anniversary thereof.

          (zz) "TRANSITION AGREEMENT" shall have the meaning set forth in
          Section 5.3.

          (aaa) "WEB SERVICES SALES PROSPECTS" shall have the meaning set forth in Section 2.4(c).

          (bbb) "WEB SITE ASSETS" shall have the meaning set forth in Section
          2.1 (a).

          (ccc) "WEB SITE CONTRACTS" means the web site hosting and other contracts listed in Schedule 2.1 (a)(i).

          1.2 ACCOUNTING TERMS; MONETARY TERMS. Any term that is used in the context of describing or referring to an accounting concept and that is not specifically defined in this Agreement shall be construed in accordance with United States Generally Accepted Accounting Principles. All sums of money referred to herein are expressed in United States Dollars.

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          1.3  MEANING OF "KNOWLEDGE." For all purposes of this Agreement, any reference to the existence or absence of facts which is indicated to be based on a Party's knowledge, is intended to signify that no information has come to the attention of any current officer or director of such Party that would give such Person constructive or actual knowledge of the existence or absence of such facts. For the purposes of this Agreement, a Person shall have constructive "knowledge" of a fact, event, condition or circumstance when she or he has knowledge that would lead a reasonable Person to inquire as to the existence or absence of such fact, event, condition or circumstance.

          1.4 DISCLOSURE SCHEDULES AND EXHIBITS. Schedules delivered by OnRadio to Global in connection with the execution and delivery of this Agreement or after the execution of this Agreement (the "Disclosure Schedules") contain certain information and data required to be disclosed by this Agreement. The Disclosure Schedules identify the information and data disclosed with reference to the sections of this Agreement and shall be attached to and form a part of this Agreement. Exhibits attached to this Agreement contain examples of documents that are substantially similar to the Supplemental Documents.

     SECTION 2. ASSETS PURCHASED; LIABILITIES ASSUMED; CONTINGENT PAYMENTS; CUSTOMER RETENTION HOLDBACK

          2.1  PURCHASE AND SALE OF ASSETS.

          (a) On the terms and subject to the conditions set forth in this Agreement, OnRadio shall sell, assign, transfer, convey and deliver to Global, and Global shall purchase, acquire and accept from OnRadio, all of the following assets, properties and rights of OnRadio (collectively, the "Web Site Assets"):

                    (i)   All Web Site Contracts;

                    (ii) All of OnRadio's rights under the Web Site Contracts, including without limitation the right to receive fees payable by the Customers under the Web Site Contracts;

                    (iii) Copies of the invoices and correspondence related to the Web Site Contracts; summaries of payments, accounts receivables for the Web Site Contracts only;

                    (iv) All rights and claims (known or unknown, matured or unmatured, accrued or contingent) in favor of OnRadio in respect of the Web Site Contracts.

          (b) On the terms and subject to the conditions set forth in this Agreement, OnRadio shall sell, assign, transfer, convey and deliver to Global, and Global shall purchase, acquire and accept from OnRadio, all of the following assets, properties and rights of OnRadio (collectively, the "Streaming Media Assets"):

                    (i)   All Streaming Media Contracts;

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                    (ii)  All of OnRadio's rights under the Streaming Media
          Contracts, including without limitation the right to receive fees payable by the Customers under the Streaming Media Contracts;

                    (iii) Copies of the invoices and correspondence related to the Streaming Media Contracts; summaries of payments, accounts receivables for the Streaming Media Contracts only;

                    (iv) All rights and claims (known or unknown, matured or unmatured, accrued or contingent) in favor of OnRadio in respect of the Streaming Media Contracts.

          2.2 ASSUMPTION OF LIABILITIES. Contemporaneously with the purchase of the Web Site Contracts, OnRadio shall assign and Global shall assume each liability and obligation of OnRadio under the Web Site Contracts arising or to be performed after the Initial Closing ("Assumed Web Site Contract Liability"). Contemporaneously with the purchase of the Streaming Media Contracts, OnRadio shall assign and Global shall assume each liability and obligation of OnRadio under the Streaming Media Contracts arising or to be performed with respect to each Streaming Media Contract assigned in connection with an Intermediate Closing, and with respect to all the Streaming Media Contracts assigned in connection with the Final Closing ("Assumed Streaming Media Contract Liability"). Global is not assuming, and shall not be deemed to have assumed, any liabilities of OnRadio other than those described in this paragraph, including any liability or obligation of OnRadio (except as set forth in this paragraph) whether accrued or fixed, absolute or contingent, known or unknown, or determined or determinable, and whether incurred prior to, on, or after the Closing ("Retained Liability"). Nothing herein shall be construed to relieve OnRadio of any obligation under the Transition Agreement.

          2.3 PURCHASE PRICE FOR WEB SITE ASSETS; PAYMENT. The aggregate purchase price for the Web Site Assets and Streaming Media Assets shall be $9,000,000 ($2,250,000 of which shall be subject to the Holdback Provision set forth in Section 2.7 below) paid as follows:

               (a)  at the Initial Closing:

                    (i)   $500,000 in cash;

                    (ii) a number of Shares determined by dividing $2,250,000 by the Closing Share Price; and

                    (iii) the stock certificate registered in OnRadio's name representing 47,619 shares of Common Stock with the agreed value of $250,000 ("Breakup Shares"), which was delivered to OnRadio pursuant to the terms of the amended and restated letter of intent between the Parties dated May 5, 2000;

               (b) at each Intermediate Closing, a number of Shares determined in the manner set forth in Section 7.4 below for the Streaming Media Contracts being transferred and assigned in such Intermediate Closing; and

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               (c)  at the Final Closing, a number of Shares determined by dividing $3,750,000 by the Closing Share Price (the "Final Closing Shares"), less the total number of shares issued and delivered to OnRadio in any prior Intermediate Closing(s) under 2.3 (b).

          2.4 CONTINGENT PAYMENTS. OnRadio shall be entitled to up to an additional $3,000,000 ("Additional Consideration"), payable in Shares based upon the Closing Sales Price, on the following terms and conditions:

               (a) OnRadio shall transition all on-going radio station streaming sales leads and prospects ("Streaming Services Sales Prospects"), all of which are identified on the attached Schedule 2.4, to Global.

               (b) OnRadio shall introduce Global to the large market radio station listed in Schedule 2.4; and

               (c) OnRadio shall transition all on-going radio station web services sales prospects ("Web Services Sales Prospects"), all of which are identified on the attached Schedule 2.4, to Global.

To that end, within thirty (30) days of Initial Closing, OnRadio shall assist in the transition of these opportunities through joint sales or executive level calls with Global representatives at each Sales Prospect. The Parties agree that the aggregate CUME for the above three opportunities (the "Aggregate Sales Prospect CUME") shall be the sum of the CUME for each Sales Prospect set forth in Schedule 2.4. If Global enters into a contract for the provision of Global Services with a Sales Prospect within six (6) months of Initial Closing, OnRadio shall be entitled to a portion of the Additional Consideration determined by multiplying $3,000,000 by a ratio, the numerator of which is the CUME for the Sales Prospect set forth on Schedule 2.4 and the denominator of which is the Aggregate Sales Prospects CUME as set forth in such schedule. A certificate for that number of Shares (based upon the Closing Sales Price) representing the portion of the Additional Consideration to which OnRadio is entitled shall be delivered to OnRadio within thirty (30) days of the execution of each such contract.

          2.5 REGISTRATION RIGHTS. All Shares issued to OnRadio under this Agreement, including Shares issued pursuant to Sections 2.3, 2.4, 2.7 and 9.3, or to be delivered pursuant to Section 7, shall be "Registrable Securities" as defined in the Investor Rights Agreement.

          2.6 FURTHER DOCUMENTS OR NECESSARY ACTION. OnRadio and Global, respectively, shall take all action that is reasonably necessary to effectuate the transactions contemplated under this Agreement. On or after the Initial Closing Date, if any further action is reasonably necessary to carry out the purposes of this Agreement and to vest Global with full title to the Web Site Assets, OnRadio and Global shall take all reasonably necessary actions. On or after each Intermediate Closing Date and on or after the Final Closing Date, if any further action is reasonably necessary to carry out the purposes of this Agreement and to vest Global with full title to the Streaming Media Assets transferred and assigned on such Intermediate Closing Date or Final Closing Date, as applicable, OnRadio and Global shall take all reasonably necessary actions. Each party shall bear its own costs and expenses in connection with any such

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further actions.

          2.7 CUSTOMER RETENTION HOLDBACK. OnRadio acknowledges that Global is entering into this Agreement based in part upon certain Customer retention assumptions. In particular, Global has assumed that the monthly Customer CUME loss will not exceed 1.5% per month during the Transition Period ("Assumed Customer CUME Attrition"). The Parties have therefore agreed to an adjustment of the Purchase Price in the event that, at the end of the Transition Period, Customer CUME Attrition exceeds the cumulative Assumed Customer CUME Attrition. For these purposes, the Parties agree that Global shall retain $2,250,000 of the aggregate Purchase Price in the form of Shares, based upon the Closing Share Price, (as a holdback (the "Holdback Shares"). At the Initial Closing, a certificate evidencing the Holdback Shares shall be issued in the name of OnRadio but deposited into Escrow, and OnRadio will deliver to the Escrow Agent an assignment separate from certificate duly executed by OnRadio with respect to the Holdback Shares. If on the one year anniversary of the Initial Closing (the "Anniversary"), the aggregate annualized Customer CUME Attrition is no more than 18%, all of the Holdback Shares shall be paid over and distributed to OnRadio. If on the Anniversary, the aggregate annualized Customer CUME Attrition is more than 18%, all of the Holdback Shares shall be retained by Global and cancelled. The Parties agree that the same CUME statistics on Schedules 2.1(a)(i) and (ii) shall be used as the basis to measure Customer CUME Attrition. Global acknowledges and agrees that its retention and cancellation of the Holdback Shares shall be Global's exclusive remedy in the event that Customer CUME Attrition exceeds the Assumed Customer CUME Attrition.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF SELLER. OnRadio hereby represents and warrants to Global that, except as disclosed on any Disclosure Schedule, the following statements are true and correct on the date of this Agreement (unless some other date is specified as of which the statement is made) and will be true and correct on the Initial Closing Date as though made on such date:

          3.1 ORGANIZATION. OnRadio is a corporation duly organized, validly existing and in good standing under the laws of the State of California. OnRadio is duly qualified or licensed as a foreign corporation and is in good standing in each jurisdiction where the nature of OnRadio's Terrestrial Radio Business or the ownership of the Assets or performance of the Contracts requires such qualification or license.

          3.2 POWER AND AUTHORITY. OnRadio has all requisite corporate power and authority to enter into, execute, deliver and perform this Agreement and the Supplemental Documents to which it is party.

          3.3 AUTHORIZATION; ENFORCEABILITY. OnRadio's board of directors has approved the transactions contemplated by this Agreement and the Supplemental Documents, and on or before the Initial Closing Date OnRadio will have taken or caused to have been taken all action (including the obtaining of any approval of shareholders required by law or by OnRadio's articles of incorporation or bylaws) necessary for the authorization, execution, delivery and performance of this Agreement and the Supplemental Documents. This Agreement has been duly executed and

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delivered by OnRadio. As of the Initial Closing Date, each of the Supplemental
Documents to which OnRadio is a party will have been duly executed and delivered by OnRadio. Assuming the due authorization, execution and delivery by Global, this Agreement constitutes a valid and binding obligation of OnRadio enforceable against OnRadio in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors' rights generally or the availability of equitable remedies subject to the discretion of the court. Upon execution of the Supplemental Documents by Global and OnRadio, the Supplemental Documents to which OnRadio is a party will be the valid and binding obligations of OnRadio enforceable against OnRadio in accordance with their respective terms except to the extent that enforceability may be limited by bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors' rights generally or the availability of equitable remedies subject to the discretion of the court.

          3.4 ABSENCE OF CERTAIN CONFLICTS. Neither the execution and delivery of this Agreement and the Supplemental Documents to which OnRadio is a party, nor the consummation of any of the transactions contemplated by this Agreement and the Supplemental Documents, will (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of OnRadio; (ii) require the payment or the incurring of any obligation on the part of OnRadio, or result in a loss of rights or default (or give rise to any right of termination, cancellation or acceleration), with or without notice or lapse of time, under any of the provisions of any Contract, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained, which necessary waivers or consents are listed on Schedule 3.4; (iii) require OnRadio to obtain any consent, approval, authorization or permit of, or make any filing with or provide any notification to, any Governmental Authority, except as listed on Schedule 3.4; or (iv) to the Knowledge of OnRadio violate any judgment, decree, order, injunction, or any Law applicable to the Contracts, or the Assets.

          3.5 FINANCIAL STATEMENTS. OnRadio has furnished to Global audited financial statements of OnRadio for the fiscal year ending December 31, 1998, and unaudited financial statements for the fiscal year ended 1999 and for the three (3) month period ended March 30, 2000 (the "Financial Statements"). Such financial statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of OnRadio at the respective dates of and for the periods referred to in such financial statements. The Financial Statements have been prepared in accordance with GAAP and reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements.

          3.6  ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth on
Schedule 3.6, to OnRadio's knowledge, OnRadio had no material liability of any nature (matured or unmatured, fixed or contingent) that would materially and adversely affect the Assets, other than provided for or disclosed in the Financial Statements. To the best of OnRadio's knowledge, there are no undisclosed liabilities with respect to the Assets.

          3.7 CONTRACTS AND CUSTOMERS. Schedule 2.1(a)(i) sets forth a full, complete and accurate list of all Web Site Contracts and the radio station call letters for the Customers who are parties thereto. Schedule 2.1(a)(i) also includes Customer CUME numbers for each Web Site Contract Customer that are based on third party sources identified in Schedule 2.1

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(a)(i). Except where indicated as estimates, Schedule 2.1(a)(i) accurately reflects the third party information used by OnRadio to prepare the Schedule.
Schedule 2.1(a)(ii) sets forth a full, complete and accurate list of all Streaming Media Contracts and the radio station call letters for the Customers who are parties thereto. Schedule 2.1(a)(ii) also includes Customer CUME numbers for each Streaming Contract Customer that are based on third party sources identified in Schedule 2.1 (a)(ii). Except where indicated as estimates,
Schedule 2.1(a)(ii) accurately reflects the third party information used by OnRadio to prepare the Schedule. OnRadio has delivered to Global true and complete copies of all the Contracts, together with all amendments. Except as set forth in Schedule 3.7, (i) all of the Contracts are fully enforceable according to their terms, (ii) neither OnRadio nor any other person is in breach or violation of, or in default under, any of the Contracts, (iii) the execution and delivery of this Agreement and the Supplemental Documents and the consummation of the transactions contemplated by this Agreement and the Supplemental Documents will not constitute a default or breach under any of the Contracts, (iv) the execution and delivery of this Agreement and the Supplemental Documents and the consummation of the transactions contemplated by this Agreement and the Supplemental Documents will not give rise to any consent requirement under any of the Contracts, (v) no party to any of the Contracts has given OnRadio notice of its intention to cancel, terminate or fail to renew a Contract or to otherwise cease doing business with OnRadio.

          3.8 LITIGATION; JUDGMENTS. Except as set forth in Schedule 3.8, there are no claims, investigations, arbitrations, grievances, litigation, actions, suits and proceedings, administrative or judicial, pending or, to OnRadio's Knowledge, threatened regarding any of the Contracts, at law or in equity, or before any Governmental Authority or arbitrator with respect to the rights and obligations set forth in the Contracts that will, or that could reasonably be expected to, have a materially adverse effect on the Contracts, nor, to OnRadio's Knowledge, does there exist any basis therefor. Except as set forth in
Schedule 3.8, OnRadio is neither a party to nor subject to the provisions of any order, writ, injunction, decree or judgment of any Governmental Authority or arbitrator with respect to the rights and obligation set forth in the Contracts.

          3.9 BROKERS AND FINDERS. Except as set forth in Schedule 3.9, OnRadio has not employed a broker in connection with the transactions contemplated by this Agreement, nor is OnRadio liable for any brokerage fees, agents' commissions or finders' fees.

          3.10 RISK FACTORS. OnRadio has been informed and fully understands that there are significant risks associated with purchasing the Shares as set forth in the Disclosure Documents and in the prospectus dated January 19, 2000 (a copy of which has been made available to OnRadio), which factors OnRadio has considered carefully before executing this Agreement.

          3.11 FINANCIAL CONDITION. OnRadio certifies that it is an "accredited investor", as that term is defined in Regulation D under the Securities Act. OnRadio is capable of bearing the economic risk and the burden of an investment in the Shares, including, but not limited to, the possibility of the complete loss of the value thereof. OnRadio understands that there are substantial restrictions on the transferability of the Shares which may make the liquidation of the investment represented by the Shares impossible for the immediate future.

          3.12 DISCLOSURE. OnRadio has received copies of the Disclosure Documents.

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All documents requested by OnRadio have been made available for inspection and copying and OnRadio has been supplied with all of the additional information concerning the Shares and Global that OnRadio has requested.

          3.13 NO REGISTRATION. OnRadio acknowledges that the Shares are being issued without being registered under the Securities Laws. The Shares are being acquired by OnRadio for its own account, for investment (and not on behalf of, or with a view toward distribution to, any other person) under exemptions from the registration provisions of the Securities Laws. OnRadio acknowledges that it must therefore hold the Shares indefinitely unless they are subsequently registered under the Securities Laws or exemptions from such registration are available, and that Global will place stop transfer instructions with respect to the Shares. Except as otherwise provided in this Agreement or the Supplemental Documents, Global is under no obligation (a) to register the Shares or take any other action which would make an exemption from registration available, or (b) to cause or permit the Shares to be transferred in the absence of such registration or an opinion satisfactory to Global's counsel that an exemption is available.

          3.14 EXCLUSIVE RELIANCE ON THIS AGREEMENT; NO ORAL REPRESENTATIONS. In making the decision to acquire the Shares, OnRadio has relied exclusively upon the information provided by this Agreement, the Disclosure Documents, and any investigations made by OnRadio. OnRadio confirms that it is not relying upon any oral representations or statements made by Global or by any other person in acquiring the Shares in connection with this Agreement.

          3.15 RULE 144. OnRadio acknowledges that the Shares are restricted securities, as defined in Rule 144 under the Securities Act, that the Shares may not be resold in reliance on Rule 144 for at least one year after issuance, and that once the Shares are eligible for resale under Rule 144, they will be subject to certain resale restrictions contained in Rule 144, including volume limitations and restrictions on the manner of resale, until they have been held for two years as provided in Rule 144. If OnRadio is an affiliate of Global for purposes of Rule 144, OnRadio understands that certain restrictions on resale would continue to apply under Rule 144 for so long as OnRadio is an affiliate.

          3.16 LEGEND. OnRadio acknowledges that the certificates representing the Shares will bear substantially the following legend until such legend can be removed under applicable securities laws:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENT OF THE ACT AND SUCH LAWS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE

     DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT, AND/OR THE LAWS OF CERTAIN STATES, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE HOLDER HAS PROVIDED THE COMPANY WITH A LEGAL OPINION ACCEPTABLE TO THE COMPANY TO THAT EFFECT.

          3.17 RELATED CONTRACTS. All of the Related Contracts are in full force and effect in accordance with their terms. The execution and delivery of this Agreement and the Supplemental Documents and the consummation of the transactions and performance of the obligations contemplated by this Agreement and the Supplemental Documents will not constitute a default or breach under any of the Related Contracts. The execution and delivery of this Agreement and the Supplemental Documents and the consummation of the transactions and performance of the obligations contemplated by this Agreement and the Supplemental Documents will not give rise to any consent requirement under any of the Related Contracts.

     SECTION 4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Global represents and warrants to OnRadio that the following statements are true and correct:

          4.1 ORGANIZATION. Global is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Global is duly qualified or licensed as a foreign corporation and is in good standing in each jurisdiction where the nature of its business or the ownership or use of its property requires such qualification or license, or where the failure to so qualify would not result in a material adverse effect on Global's business or property.

          4.2 POWER AND AUTHORITY. Global has all requisite power and authority to own, lease, possess and operate its property, and to transact its business as presently conducted. Global has all requisite power and authority to enter into, execute, deliver and perform this Agreement and the Supplemental Documents to which it is party and to carry out the transactions contemplated hereby and thereby.

          4.3 AUTHORIZATION; ENFORCEABILITY. The Board of Directors of Global has duly approved, and on or prior to the Initial Closing Date Global will have taken or caused to be taken all corporate action (including the obtaining of any approval of shareholders required by law or by Global's articles of incorporation or bylaws) necessary for, the execution, delivery and performance of this Agreement by Global and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Global. This Agreement constitutes a valid and binding obligation of Global, enforceable against Global in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors' rights generally or the availability of equitable remedies subject to the discretion of the court. Upon execution of the Supplemental Documents, the Supplemental Documents to which Global is a party will be the valid and binding obligations of Global enforceable against Global in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors' rights generally or the availability of equitable remedies subject to the discretion of the court. All corporate action on the part of Global, its officers, directors, and shareholders necessary for the authorization, issuance, and delivery of the Shares has been taken.

          4.4 ABSENCE OF CERTAIN CONFLICTS. Neither the execution and delivery by Global of this Agreement or the Supplemental Documents to which Global is a party nor the consummation of the transactions contemplated by this Agreement and the Supplemental Documents will (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of Global, (ii) require Global to obtain any consent, approval, authorization or permit of, or make any filing with or provide any notification to, any Governmental Authority, (iii) conflict with or result in a breach of any material contract, agreement, indenture or instrument to which Global is a party or by which Global or its property is bound, or (iv) to the knowledge of Global, violate any judgment, decree, order, injunction, or any Law applicable to Global or its operations or property.

          4.5 DISCLOSURE. Global has delivered to OnRadio a copy of its Annual Report on Form 10-K for the year ended July 31, 1999, as filed in the SEC on November 1, 1999, and copy of its Quarterly Report for the quarter ended January 31, 2000 as filed with the SEC on March 16, 2000 (the "Disclosure Documents"). The information concerning Global set forth in the Disclosure Documents was, as of the date thereof, complete and accurate in all material respects and, to Global's knowledge, did not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. As of their respective dates, the Disclosure Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the Disclosure Documents. Global shall provide to OnRadio any additional reports filed with the SEC after the date of this Agreement but prior to the Initial Closing Date. Since March 16, 2000, Global has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). As of their respective dates, the financial statements of Global included in the Disclosure Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Global as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          4.6 DUE ISSUANCE OF SHARES. The Shares, when issued and delivered to OnRadio in accordance with the terms of this Agreement, will be duly and validly authorized and issued, fully paid, and nonassessable. There are no preemptive rights to acquire Common Stock of Global, other than certain rights which have been, or prior to the Initial Closing will be, waived by the holders thereof.

          4.7 BROKERS AND FINDERS. Except as set forth in Schedule 4.5, Global has not employed a broker in connection with the transactions contemplated by this Agreement, nor is Global liable for any brokerage fees, agents' commissions or finders' fees.

          4.8 LITIGATION. Except as set forth in Schedule 4.8, there are no claims, investigations, arbitrations, grievances, litigation, actions, suits and proceedings, administrative or judicial, pending or, to Global's knowledge, threatened regarding Global or its properties, at law or in equity, or before any Governmental Authority or arbitrator, nor to Global's knowledge, does there exist any basis therefor. Except as set forth in Schedule 4.8, Global is neither a party to nor subject to the provisions of any order, writ, injunction, decree or judgment of any Governmental Authority or arbitrator with respect to the transactions contemplated in this Agreement and the Supplemental Documents.

          4.9 VALIDITY OF SHARES. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration expressed in this Agreement, will be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully paid and non-assessable. The Shares are not subject to any preemptive rights or rights of first refusal, except as otherwise so agreed to by the holders thereof.

     SECTION 5. OPERATIONS AND COVENANTS

          5.1 ONRADIO'S AFFIRMATIVE COVENANTS. Between the date of this Agreement and the Initial Closing Date, except as otherwise consented to in writing by Global (which consent shall not unreasonably be withheld) or as otherwise contemplated by this Agreement:

          (a) OnRadio will perform under the Contracts in the ordinary course and consistent with past practices, and use its Best Efforts to preserve the Contracts and the OnRadio Terrestrial Radio Business;

          (b) OnRadio will use its Best Efforts to maintain in good standing all Contracts, except as modifications may be required in the ordinary course of OnRadio's Terrestrial Radio Business, as consented to by Global in writing (which consent shall not be withheld unreasonably); and

          (c) OnRadio will maintain its books, accounts and records with respect to the Contracts in the usual and regular manner, in accordance with GAAP and in compliance with all applicable Law.

With respect to each Streaming Media Contract, between the date of this Agreement and the Intermediate Closing Date and/or Final Closing Date, as applicable, at which such Streaming Media Contract is transferred and assigned to Global, except as otherwise consented to in writing by Global (which consent shall not unreasonably be withheld) or as otherwise contemplated in this Agreement:

          (a) OnRadio will perform under such Streaming Media Contract in the ordinary course and consistent with past practices and use its Best Efforts to preserve such Streaming Media Contract;

          (b) OnRadio will use its Best Efforts to maintain in good standing such Streaming Media Contracts, except as modifications may be required in the ordinary course of OnRadio's Terrestrial Radio Business, as consented to by Global in writing (which consent shall not be withheld unreasonably); and

          (c) OnRadio will maintain its books, accounts and records with respect to such Streaming Media Contract in the usual and regular manner, in accordance with GAAP and in compliance with all applicable Law.

          5.2 ONRADIO'S NEGATIVE COVENANTS. Between the date of this Agreement and the Initial Closing Date, except as required or permitted under this Agreement or as otherwise consented to in writing by Global:

          (a) OnRadio will not take any action or omit to take any action that could reasonably be expected to render inaccurate any representation or warranty of either OnRadio contained in this Agreement (as if such representation or warranty was made on each date from the date of this Agreement to the Initial Closing Date);

          (b) OnRadio will not sell, lease, pledge, hypothecate, mortgage, encumber, transfer, or otherwise dispose of, or agree to sell, lease, pledge, hypothecate, mortgage, encumber, transfer, license, or otherwise dispose of, any of the Assets.

          5.3 TRANSITION SERVICES AGREEMENT. At Initial Closing, OnRadio and Global shall enter into a Transition Services Agreement ("Transition Agreement") pursuant to which OnRadio shall provide certain transition services ("Transition Services") during the periods specified therein. The form of the Transition Agreement is attached to this Agreement as Exhibit 5.3.

          5.4 INVESTOR RIGHTS AGREEMENT. At Initial Closing, OnRadio and Global shall enter into an Investor Rights Agreement ("Investor Rights Agreement") pursuant to which Global shall provide OnRadio certain registration rights with respect to the Shares acquired by OnRadio pursuant to this Agreement and OnRadio shall agree to certain conditions set forth in that agreement. The form of the Investor Rights Agreement is attached to this Agreement as Exhibit 5.4.

          5.5 SOFTWARE LICENSE. At Initial Closing, OnRadio and Global shall enter into a Software License Agreement pursuant to which OnRadio shall grant Global a royalty free license to OnRadio's proprietary Content Manager Software for use by Global in connection with the provision of web site services for Customer's web sites served by Global Media for a term of 2 (two) years beginning on the Closing Date (the "Software License"). The form of the Software License is attached to this Agreement as Exhibit 5.5.

          5.6 EQUIPMENT LEASE. At Initial Closing, OnRadio and Global shall enter into an Equipment Lease Agreement pursuant to which OnRadio shall lease to Global certain computer equipment identified therein and grant Global the right, exercisable at the end of the term of such lease, to purchase certain the leased equipment for the total sum of $1.00 (the "Equipment Lease"). The form of the Equipment Lease is attached to this Agreement as Exhibit 5.6.

          5.7 ACCESS; CONFIDENTIALITY. Between the date of this Agreement and the Initial Closing Date, OnRadio shall, during normal business hours and at other times reasonably requested in advance by Global, cause its officers and advisors to furnish Global with such financial and operating data and other information with respect to the Assets and OnRadio's Terrestrial Radio Business as Global may from time to time reasonably request.

          5.8 CONSENTS AND APPROVALS. OnRadio will use its best efforts to obtain, and to assist Global in obtaining, all consents, waivers, amendments, modifications, approvals, authorizations by such party to effectuate this Agreement and the Supplemental Documents and to transfer the Assets to Global.

          5.9 PUBLIC ANNOUNCEMENTS; NONDISCLOSURE OF AGREEMENT TERMS. OnRadio and Global will consult before making any public statement with respect to this Agreement and the transactions contemplated by this Agreement. OnRadio shall provide Global with a copy of its customer notification letter for review and approval prior to distributing the letter to its Customers. Neither party will make any public statement without the prior consent of the other except as may be required by Law, in which case the disclosing party shall advise the other prior to making the disclosure. Each party covenants to the other that it shall not disclose to any third party (other than its attorneys, accountants, or employees, in their capacity as such, and the employees of any parent, affiliated or controlling person or entity on a need to know basis so long as they are bound by the terms of this covenant) any information regarding the terms or provisions of this Agreement except (a) to the extent necessary to comply with law, rule or regulation or the valid order of a court of competent jurisdiction (or any regulatory or administrative tribunal), in which event the party so complying shall so notify the other as promptly as practicable (and, if possible, prior to making any disclosure) and shall seek confidential treatment of such information, if available, (b) as part of its normal reporting or review procedure to its auditors or its attorneys, as the case may be, so long as they are notified of the provisions of this covenant, (c) in order to enforce its rights pursuant to this Agreement, (d) in connection with any filing with the SEC, the FCC, or any other governmental body, including any and all such filings as may be publicly available, provided that the disclosing party shall seek confidential treatment of such terms and provisions of this Agreement as which could reasonably be expected to be accorded confidential treatment by such entity, (e) in a confidential disclosure made in connection with a contemplated merger, consolidation or sale of capital stock of OnRadio or Global or the sale of substantially all of the stock of OnRadio or Global or the sale of substantially all of the assets of OnRadio or Global, (f) in any confidential disclosure made in connection with any transaction in which OnRadio or Global is seeking to obtain financing or raise capital, other than in the public markets, including without limitation disclosures to such party's potential investors, lenders, investment bankers, ratings agencies and their respective employees, attorneys, auditors, and other authorized representatives, so long as they are notified of the provisions of this covenant (it being understood that notification to such third party shall be deemed to constitute notice to such third party's employees, attorneys, auditors and other authorized representatives), (g) in any prospectus or similar document publicly disseminated to potential investors upon receipt of advice of counsel that disclosures regarding this Agreement are necessary in order to avoid such prospectus being deemed misleading or having omitted to disclose a material fact, (h) to representatives of Katz Communications, Inc., or any of its parent or affiliated companies ("Katz"), so long as such representative of Katz agrees to be bound by the terms of this covenant, (i) in a joint press release to be approved by both parties upon consummation of this Agreement, including references to the press release on the web sites of Global and OnRadio, and (j) to the limited extent that the parties hereafter mutually agree in a writing signed by authorized representatives of both parties.

          5.10 SUPPLEMENTS TO DISCLOSURE SCHEDULE. From time to time prior to the Initial Closing Date, OnRadio shall promptly supplement or amend the Disclosure Schedules of OnRadio with respect to any matter arising after the date of this Agreement.

          5.11 COVENANT TO SATISFY CONDITIONS. Global and OnRadio will use their collective best efforts to cause the conditions set forth in Section 6 to be satisfied, insofar as such matters are reasonably within their respective control.

          5.12 NO SOLICITATIONS OR OFFERS. Between the date of this Agreement and the Final Closing Date, OnRadio shall not, and shall not allow OnRadio's representatives to, offer, entertain, negotiate for, or discuss any solicited or unsolicited inquiries or proposals for the possible disposition of the Assets by way of sale, merger, consolidation, liquidation, or otherwise

          5.13 NON-COMPETITION. OnRadio agrees, for a period of two years after the Initial Closing Date, not to compete directly with Global by directly soliciting the provision of e-commerce solutions targeted specifically to terrestrial radio station web sites, or by solicitation of terrestrial radio station signal streaming media services to terrestrial radio stations in North America. As a condition to the Initial Closing, each of OnRadio's key management employees listed on Schedule 5.13 ("Key Employees") shall have entered into a non-competition agreement with Global in the form attached as Exhibit 5.13 (the "Employee Non-competition Agreement").

          5.14 NONSOLICITATION. Global agrees that if the Initial Closing does not occur for any reason, it will not directly solicit (or attempt to directly solicit) any Customers identified on Schedule 2.1 (a) to become a network associate in the GlobalMedia Network or for the provision of e-commerce or streaming media services during the period starting on the receipt of such Schedule and ending May 30, 2001. Notwithstanding the foregoing, Global shall be permitted to solicit any multi-property broadcasting company, such as Clear Channel Communications, Jacor, Infinity and others, that own and operate multiple radio and/or television stations, for the provision of e-commerce and/or streaming media services to such company's radio or television stations even if an OnRadio Affiliate is owned by such company. However, the foregoing non-solicitation covenant will not apply to any of the companies or stations listed on a schedule of up to 42 stations that has previously been provided by Global to OnRadio which identifies companies or stations to whom Global has marketed its own e-commerce and streaming media solutions, prior to receipt of the Customer List.

          5.15 POTENTIAL STRATEGIC RELATIONSHIP. It is OnRadio and Global's desire to enter into a broader strategic alliance whereby OnRadio becomes a value added reseller of Global products and services, and Global becomes a value added reseller of OnRadio products and services. The intention of the Parties is that under the terms of such agreement, OnRadio and Global will promote each other's products and services to their prospective clients requiring products and/or services that can be fulfilled by the partner's offerings. Upon Initial Closing, Global and OnRadio shall begin good-faith negotiations regarding, and upon mutual agreement, shall enter into such an agreement.

     SECTION 6. CONDITIONS TO THE CLOSING

          6.1 CONDITIONS TO OBLIGATIONS OF GLOBAL AND ONRADIO. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver in writing, on or before the applicable Closing Date, of the conditions that
(i) neither of OnRadio nor Global shall be subject to any order, decree, or injunction of a court of competent jurisdiction or other Governmental Authority that would affect this Agreement, the Supplemental Documents or the transactions governed hereby; (ii) no Law shall be enacted or issued which prevents or significantly delays any of the transactions to be consummated at the applicable Closing Dates, or would impose any limitation on the ability of Global to effectively exercise full rights of ownership of the Assets.

          6.2 CONDITIONS TO OBLIGATIONS OF ONRADIO WITH RESPECT TO THE INITIAL CLOSING. The obligation of OnRadio to consummate the transactions contemplated in 2.1 (a) of this Agreement shall be subject to the satisfaction or waiver in writing, on or before the Initial Closing Date, of the following conditions:

          (a) On the Initial Closing Date, the representations and warranties of Global set forth in Section 4 shall be accurate in all material respects with the same effect as if made on the Initial Closing Date.

          (b) Global shall have performed all obligations and complied in all material respects with all covenants required to be performed or to be complied with by it under this Agreement on or prior to the Initial Closing Date.

          (c) At the Initial Closing, Global shall have executed and delivered the Supplemental Documents to which it is a party or for which it is responsible.

          (d) Global shall have obtained the consent or approval of all Governmental Authorities and other Persons whose consent or approval is required for the consummation by Global of the transactions contemplated by this Agreement and the Supplemental Documents.

          6.3 WAIVER OF CONDITIONS BY ONRADIO. OnRadio may waive any condition set forth in this Section. Except as otherwise provided herein, the result of any such waiver by OnRadio of any condition precedent to OnRadio's obligations shall be (a) the elimination of the waived condition as a valid basis for OnRadio to refuse to close the transactions contemplated by this Agreement, and (b) the release of Global from any claim by OnRadio for resulting injuries and damages with respect to the waiver of that condition. Any waivers made under this Section shall not be effective unless in writing.

          6.4 CONDITIONS TO OBLIGATIONS OF GLOBAL WITH RESPECT TO INITIAL CLOSING. The obligation of Global to consummate the transactions contemplated in Section 2.1 (a) of this Agreement is subject to the satisfaction or waiver in writing, on or before the Initial Closing Date, of the following conditions:

          (a) On the Initial Closing Date, the representations and warranties of OnRadio set forth in Section 3 shall be accurate in all material respects with the same effect as if made on the Initial Closing Date.

          (b) OnRadio shall have performed all obligations and complied in all material respects with all covenants required to be performed or to be complied with by them prior to the Initial Closing Date under this Agreement.

          (c) OnRadio shall have obtained the consent or approval of all Governmental Authorities and other Persons whose consent or approval is required for the consummation by OnRadio of the transactions contemplated by this Agreement and the Supplemental Documents.

          (d) OnRadio shall have executed and delivered to Global all Supplemental Documents to which it is a party or for which it is responsible.

          6.5 WAIVER OF CONDITIONS BY GLOBAL. Global may waive any condition set forth in this Section. Except as otherwise provided herein, the result of any waiver of any condition precedent to the obligation of Global shall be
(a) the elimination of the waived condition as a valid basis for Global to refuse to close the transactions contemplated by this Agreement, and (b) the release of OnRadio from any claim by Global for resulting injuries and damages with respect to the waiver of that condition. Any waivers made under this Section shall not be effective unless in writing.

          6.6 CONDITIONS TO OBLIGATIONS OF GLOBAL WITH RESPECT TO THE FINAL CLOSING. The obligation of Global to purchase any Streaming Media Assets not previously purchased in the Intermediate Closing(s) pursuant to Section 7.4 below, and to pay OnRadio the related consideration, shall be subject to the satisfaction of the earliest to occur of either of the following conditions:

               (a) Global shall have received written consent or assurance from RealNetworks that the provision of streaming media services to Customers to be acquired by Global under this Agreement using streaming media formats and services of third parties other than Real will not be deemed a violation of exclusivity covenants in certain agreements between Global and RealNetworks; or

               (b) One hundred and twenty (120) calendar days have passed since the Initial Closing Date.

In connection with the alternative condition described in subclause (a) above, Global agrees to continue using its Best Efforts to obtain such consent or assurance as soon as reasonably practicable. Global shall provide OnRadio with written notice of the occurrence of condition 6.6 (a) within one
(1) business day of its occurrence.

     SECTION 7. CLOSINGS

          7.1 INITIAL CLOSING. Subject to the provisions of Section 6, the closing of the transactions contemplated by section 2.1(a) of this Agreement (the "Initial Closing") will take place on June 6, 2000 (the "Initial Closing Date"), or at such other time as may be mutually agreed upon in writing by OnRadio and Global. The parties agree that time is of the essence with

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

respect to the Closing Date.

          7.2 INITIAL CLOSING DELIVERIES BY ONRADIO. At the Initial Closing, OnRadio shall deliver or cause to be delivered to Global:

          (a)  An executed original Transition Agreement;

          (b)  An executed original Investor Rights Agreement;

          (c)  An executed original Software License;

          (d)  An executed original Equipment Lease;

          (e) Executed originals of the Employee Non-Competition Agreements signed by each of the Key Employees;

          (f) Such other instruments and documents as Global may reasonably require to vest in Global all right, title and interest of OnRadio in and to the Web Site Contracts;

          (g) Copies of the resolutions of the Board of Directors of OnRadio authorizing the execution, delivery and performance of this Agreement and the Supplemental Documents to which OnRadio is a party, certified as of the Initial Closing Date by the Secretary of OnRadio;

          (h) A certificate, executed by the Chief Executive Officer and Chief Financial Officer of OnRadio, certifying that the conditions set forth in Section 6.4(a) and (b) have been met; and

          (i) All other documents required by this Agreement to be delivered at Initial Closing by OnRadio.

          7.3 INITIAL CLOSING DELIVERIES BY GLOBAL. At the Initial Closing, Global shall deliver or cause to be delivered to OnRadio or the Escrow Agent as specified below:

          (a) to the Escrow Agent, instructions directing the Escrow Agent to disburse the Escrow Funds by electronic wire transfer to an account designated by OnRadio in payment of the cash portion of the Purchase Price;

          (b) to OnRadio, a copy of Global's irrevocable transfer instructions to Pacific Stock Transfer Company, Global's transfer agent ("Transfer Agent"), in the form attached as Exhibit 7.3(c), instructing the Transfer Agent to (i) issue and deliver to OnRadio a certificate evidencing the number of Shares due under Section 2.3(a)(ii), (ii) issue and deliver to the Escrow Agent a certificate evidencing the number of Shares determined by dividing $3,750,000 by the Closing Share Price, and (iii) issue and deliver to the Escrow Agent a certificate evidencing the Holdback Shares ("Transfer Agent Instructions"), which Transfer Agent Instructions shall have been countersigned by the Transfer Agent;

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

          (c)  to OnRadio, an executed original Transition Agreement;

          (d)  to OnRadio, an executed original Investor Rights Agreement;

          (e)  to OnRadio, an executed original Software License;

          (f)  to OnRadio, an executed original of the Equipment Lease;

          (g) to OnRadio, copies of the resolutions of the Board of Directors of Global authorizing the execution, delivery and performance of this Agreement and the Supplemental Documents to which Global is a party, certified as of the Initial Closing Date by the Secretary of Global;

          (h) to OnRadio, a certificate, executed by the Chairman of the Board, Chief Executive Officer or President and Chief Financial Officer of Global, certifying that the conditions set forth in Section 6.2(a) and
          (b) have been met; and

          (i) to OnRadio, all other documents required by the provisions of this Agreement to be delivered at Initial Closing by Global.

          7.4 INTERMEDIATE CLOSING(S). Within five business days (each, an "Intermediate Closing Date") after the end of each month commencing June 2000 through and including August 2000 (each, an "Intermediate Closing Cutoff Date"), an intermediate closing ("Intermediate Closing") shall be held; provided that the Final Closing has not already occurred prior thereto. At least one business day prior to an Intermediate Closing Date, Global shall notify OnRadio in writing of the names (identified by call letters) of each Streaming Media Contract Customer for which the Streaming Customer Transition Process has been completed and provide OnRadio a copy of Intermediate Closing transfer instructions in the form attached as Exhibit A to the Transfer Agent Instructions filled in to appropriately reflect the number of Shares to be released to OnRadio out of escrow in consideration for the Streaming Media Assets to be assigned to Global in such Intermediate Closing. The number of Shares to be released to OnRadio in connection with each Intermediate Closing (the "Intermediate Closing Shares") shall be the sum of the number of Shares indicated in Schedule 2.1(a)(ii) for the Streaming Media Contract Customers for which the Streaming Customer Transition Process has been completed as of the related Intermediate Closing Cutoff Date. At each Intermediate Closing,
(i) OnRadio shall take such actions as are necessary to transfer and assign to Global the Streaming Media Assets relating to each Streaming Media Contract Customer for which the Streaming Customer Transition Process has been completed on or before the related Intermediate Closing Cutoff, and (ii) Global shall deliver to the Escrow Agent duly executed Intermediate Closing transfer instructions appropriately completed by Global.

          7.5 FINAL CLOSING. Unless the transfer and assignment of all of the Streaming Media Assets has been previously consummated pursuant to Section 7.4 above, and subject to the provisions of Section 6, the closing of the transfer and assignment of any remaining Streaming Media Assets (the "Final Closing") will take place within three (3) business days of the occurrence of the first to occur of the conditions set forth in Section 6.7 ("Final Closing Date"). At the Final Closing, (i) OnRadio shall take such actions as are necessary to transfer and assign to Global any Streaming Media Assets which have not been previously transferred and assigned to Global in Intermediate Closing(s) under Section 7.4, and (ii) Global shall deliver to the Escrow Agent duly executed instructions directing the Escrow Agent to disburse the Final Closing Shares to OnRadio. The parties agree that time is of the essence with respect to the Final Closing Date.

     SECTION 8. INDEMNIFICATION

          8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement or made pursuant hereto, whether express or implied, shall survive the Closing and shall terminate fifteen (15) months after the Initial Closing Date and thereafter shall be of no force or effect, except for any claim with respect to which notice has been given to the party to be charged prior to such expiration date.

          8.2 INDEMNIFICATION BY ONRADIO. Subject to the Initial Closing having occurred and to the provisions of this Section 8. OnRadio shall protect, defend, indemnify, and hold Global, its successors and assigns, and their respective officers, directors, shareholders and employees (each, a "Global Indemnitee") harmless from and against any Loss asserted against or suffered or incurred by a Global Indemnitee that directly or indirectly arises or results from or relates to: (a) the untruthfulness, inaccuracy or breach of any of the representations or warranties of OnRadio contained in this Agreement and/or in any of the Supplemental Documents (an "OnRadio Misrepresentation") and (b) any breach by OnRadio of any covenants or agreements made by OnRadio in this Agreement or in any of the Supplemental Documents.

          8.3 INDEMNIFICATION BY GLOBAL. Subject to the Closing having occurred and to the provisions of this Section 8, Global shall protect, defend, indemnify, and hold OnRadio, its successors and assigns, and their respective officers, directors, shareholders and employees (each, a "OnRadio Indemnitee") harmless from and against any Loss asserted against or suffered or incurred by an OnRadio Indemnitee that directly or indirectly results or arises from or relates to the following: (a) the untruthfulness, inaccuracy or breach of any of the representations or warranties of Global contained in this Agreement and/or in any of the Supplemental Documents ("Global Misrepresentation); (b) any breach by Global of any covenants or agreements made by Global in this Agreement or in any of the Supplemental Documents; and
(c) the assertion against an OnRadio Indemnitee of any liability which is an Assumed Liability, provided, however, that Global shall have no liability hereunder for any Loss asserted against an OnRadio Indemnitee by a third party that arises out of an Assumed Liability where the claim arises directly or indirectly from any act or omission by OnRadio that constitutes a breach of its obligations under the Transition Agreement or any other Supplemental Document to which OnRadio is a party. Global shall not be relieved of liability where the breach results from Global's failure to pay the third party vendor fees in advance as set forth in Schedule C of the Transition Agreement.

          8.4 CLAIMS PROCEDURE. The obligations of a party from whom indemnification is sought under this Section shall be subject to the following terms and conditions:

          (a) The party or parties seeking indemnification (the "Indemnitee") shall promptly notify the party or parties from whom indemnification is sought (the

          "Indemnifying Party") in writing of the existence and nature of such Claim. Each such notice shall be accompanied by copies of all relevant documentation, including but not limited to any summons, complaint or other pleading which may have been served or written demand or other instrument. No failure or delay by the Indemnitee in the performance of the foregoing shall reduce or otherwise affect the obligation of the Indemnifying Party to indemnify and hold the Indemnitee harmless, except to the extent the Indemnitee's failure to give or delay in giving the required notice materially impairs the Indemnifying Party's ability to perform its obligation to indemnify or defend or to mitigate its damages in which case the Indemnifying Party shall have no obligation to indemnify the Indemnitee to the extent of Loss, if any, caused by such failure to give or delay in giving the required notice.

          (b) If the Claim is by a third Person, the Indemnitee shall give the Indemnifying Party a reasonable opportunity to defend the same or prosecute such action to conclusion or settlement satisfactory to the Indemnifying Party at its sole cost and expense and with counsel of its own selection (who shall be approved by the Indemnitee, which approval shall not unreasonably be withheld) and the Indemnifying Party shall pay any resulting settlements, judgments or decrees, provided, however, that the Indemnitee shall at all times also have the right fully to participate in the defense at Indemnitee's sole cost and expense so long as such participation occurs without hindering or impairing the defense of the Indemnifying Party.

          (c) If the Indemnifying Party shall, within fifteen (15) Business Days after said notice, fail to defend, the Indemnitee shall have the right, but not the obligation, and without waiving any rights against the Indemnifying Party, to undertake the defense of, and, in its sole discretion, to compromise or settle the Claim on behalf, for the account, and at the risk and expense, of the Indemnifying Party and shall be entitled to collect the amount of any settlement or judgment or decree and all costs and expenses (including, without limitation, reasonable attorneys' fees) in connection therewith, and including costs and fees on appeal or review, if any. Except as provided in the preceding sentence, the Indemnitee shall not compromise or settle the Claim without the written consent of the Indemnifying Party, which shall not unreasonably be withheld.

          (d) If the Claim is one that cannot by its nature be defended solely by the Indemnifying Party, the Indemnitee shall make available all information and assistance that the Indemnifying Party may reasonably request, provided, however, that any associated out-of-pocket expenses shall be paid by the Indemnifying Party.

          8.5 INSURED LOSSES. Notwithstanding any other term or provision of this Section, neither party shall be required to indemnify the other party for a Loss to the extent that such Loss has been reimbursed by the Indemnified Party's receipt of insurance proceeds. In the event that insurance does not cover the full amount of the Loss, the Indemnifying Party shall remain liable for the difference between the insurance payment as described above and the amount of the Loss.

          8.6 IDEMNIFICATION THRESHOLD AND CAP. Notwithstanding anything to the contrary herein, except for the payment of the consideration due under this Agreement, in no event shall either Party be liable to any other party under any warranty, representation, indemnity or covenant made by such party in this Agreement or the Supplemental Documents until the aggregate amount of Damages thereunder against such party exceeds one hundred thousand dollars ($100,000), at which point such party shall be liable for the full amount of liability for such claims below and above the threshold. Except for the payment of the consideration due under this Agreement, in no event shall either Party's liability under this Agreement and the Supplemental Documents exceed (i) $2,250,000 after the Initial Closing but before the Final Closing; and (ii) $3,750,000 after the Final Closing and in the event that Global retains and cancels the Holdback Shares pursuant to Section 2.7, OnRadio's liability under this Section 8 shall not exceed $1.5 million. The caps set forth in this Section 8.6 shall not apply to judgments or settlements for Fraud claims or for third party claims asserted against either party which arise directly or indirectly our of any breach of representation or warranty or any breach of any covenant or obligation under this Agreement or the Supplemental Documents.

          8.7  LIMITATION OF REMEDY. The indemnification provisions of this
Section 8 shall be each Party's sole remedy for Loss arising out of this Agreement or any of the Supplemental Documents, except that either party shall have the right to seek and obtain injunctive relief for any breach or threatened breach of any obligation arising this Agreement or any of the Supplemental Documents.

     SECTION 9. MISCELLANEOUS.

          9.1 AMENDMENTS AND WAIVERS. The provisions of this Agreement may be amended only by the written agreement of all of the parties hereto. Any waiver, permit, consent or approval of any kind or character on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

          9.2 SUCCESSORS AND ASSIGNS. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed, and any purported assignment or delegation of this Agreement without such consent shall be null and void. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors, heirs, executors and permitted assigns. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

          9.3 TERMINATION. This Agreement may be terminated at any time prior to the Initial Closing:

          (a)  by the written agreement of both OnRadio and Global;

          (b) upon written notice by Global to OnRadio if there has been a material violation or breach by OnRadio of any covenant, agreement, representation or warranty contained in this Agreement;

          (c) upon written notice by OnRadio to Global if there has been a material violation or breach by Global of any covenant, agreement, representation or warranty contained in this Agreement;

          (d) upon written notice by either party to the other party, in the event that any condition to such party's obligations to close the transactions contemplated hereby as set forth in Section 6 of this Agreement has not been met on or prior to the Initial Closing Date;

          (e) upon written notice by Global to OnRadio if it elects to terminate this Agreement other than as provided in paragraphs (a),
          (b), and (d) above; provided, that in such event OnRadio shall be entitled to retain the Breakup Shares.

          (f) upon written notice by OnRadio to Global if it elects to terminate this Agreement other than as provided in paragraphs (a),
          (c), or (d) above, if such notice is accompanied by the original certificate evidencing the Breakup Shares (together with the related assignment separate from certificate).

The Parties acknowledge and agree that if the Agreement is terminated for any reason, the Escrow Funds shall be returned to Global.

          9.4 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. If any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          9.5 DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.

          9.6 NOTICES. Any notices, requests, demands or other communications required or permitted to be sent hereunder or under any Supplemental Document shall be delivered personally, sent by facsimile transmission, sent by overnight or international courier or mailed by registered or certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery or the day sent by facsimile transmission (provided there has been confirmation of receipt by the recipient's facsimile machine), one (1) Business Day after deposit with an overnight domestic courier, two Business Days after deposit with an international courier, or three (3) Business Days after deposit in the mail:

          If to Global, to:         Global Media Corp.
                                    400 Robson Street
                                    Vancouver, BC V6B 2B4
                                    CANADA
                                    Facsimile: 604-688-2987
                                    Attention: Chief Executive Officer

          with a copy to:           Davis Wright Tremaine LLP
                                    Suite 2600, 1501 Fourth Avenue
                                    Seattle, Washington 98101
                                    Facsimile: (206) 628-7699
                                    Attention: Eric A. DeJong, Esq.

          If to OnRadio, to:        OnRadio Inc.
                                    1500 Green Hills Road
                                    Scotts Valley, CA 95066
                                    Facsimile: (831) 440-0388
                                    Attention: President

          9.7 GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of California applicable to contracts made and to be performed in that state, without reference to the choice of law provisions thereof.

          9.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

          9.9 PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by any reason of this Agreement on any Persons other than the parties to it and their respective permitted successors and assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third Persons to any party to this Agreement, nor shall any provision give any third Persons any right of subrogation or action over against any party to this Agreement.

          9.10 EXPENSES; ATTORNEY'S FEES. Whether or not the transactions contemplated by this Agreement are consummated, and except as otherwise expressly provided in this Agreement, each of the parties hereto will pay its own expenses incurred by it or on its behalf in connection with this Agreement or any transactions contemplated by this Agreement. Notwithstanding the foregoing, in any legal action or other proceeding (including any arbitration proceeding) brought to enforce or interpret the terms of this Agreement or any Related Document, the prevailing party or parties shall be entitled to reasonable attorney's fees and other costs and expenses incurred in that proceeding and in any subsequent appeals, in addition to any other relief to which it is entitled.

          9.11 ENTIRE AGREEMENT. Except for the Confidentiality, Non-Disclosure Agreements, and the Escrow Agreement, this Agreement supersedes all prior agreements and understandings, oral or written between the parties with respect to its subject matter (including the Letter of Intent between Buyer and Sellers dated November 24, 1999, the Amended Letter of Intent dated February 7, 1999 and the Amended Letter of Intent dated May 5, 2000) and constitutes, along with the Schedules, the Supplemental Documents, and the other exhibits, certificates and documents expressly referred to herein or therein which form a part hereof or thereof, the entire agreement of the parties concerning the matters referred to herein and therein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date provided herein.


                                      ONRADIO.COM
                                       a California corporation

                                      By:  /s/ Timothy Herr
                                         -------------------------------------
                                      Its: President
                                          ------------------------------------


                                      GLOBALMEDIA.COM
                                       a Nevada corporation

                                      By:  /s/ L. James Porter
                                         -------------------------------------
                                      Its: Chief Financial Officer
                                          ------------------------------------

                                             Schedule 2.1 (a)(1)
                                             Web Site Contracts


 CALL                           PRO-      MSA       CUME                                      FORM E COM
LETTERS  MARKET CITY      REC # DUCT    CUME(1)    BOOK(2) SIGN DATE  TERM   LIVE  EXPIRY(3)  TYPE   CODE              URL
---------------------------------------------------------------------------------------------------------------------------------
KBAY-FM  San Jose             2  RC     130,000    Fall 99  7/16/97    12 7/18/97   7/18/00   A          http://www.kbay.com
KGON-FM  Portland            26  RC     242,500    Fall 99  10/4/96    12 10/22/96 10/22/99   I          http://www.kgon.com
KKBB-FM  Bakersfield         39  RC      46,700    Fall 99   3/2/98    12  1/7/97    1/7/00   K          http://www.brock99.com
KLBJ-FM  Austin              43  RC     133,800    Fall 99   9/1/96    24  9/5/96    9/6/00   L          http://www.lbj.com/fm
KOOS-FM  North Bend          64  RC      10,000    Fall 99  2/18/98    24 1/21/98   2/18/00   K          http://www.bbc-radio.com/
KSFO-FM  San Francisco       82  RC     320,000    Fall 99  5/27/98    12  6/1/97    6/1/00   N    ACT   http://www.ksfo560.com
KXKC-FM  Lafayette           98  RC      87,900    Fall 99  5/12/98    24  6/1/98    6/1/00   K          http://www.kxkc.com
WCVS-FM  Springfield        119  RC      20,500 Spr-Sum 99  1/12/00    12 12/17/96 12/17/99   I          http://www.fgi.net/wcvs
WFMB-FM  Springfield        128  RC      27,300 Spr-Sum 99  12/6/96    12 3/13/97   3/13/00   I          http://www.wfmb.com
WGRD-FM  Grand Rapids       134  RC      87,000    Fall 99  2/25/97    12  3/4/97    3/7/00   I          http://www.wgrd.com
WHTT-FM  Buffalo            137  RC     178,200    Fall 99  1/13/97    12 5/20/97   5/20/00   I          http://www.whtt.com
WKKY-FM  Geneva             155  RC      10,000    Fall 99   3/5/98    12  2/4/97    2/4/00   K          http://www.wkky.com
WNNR-FM  Rochester          176  RC      15,300    Fall 99  6/10/97    12 6/13/97   6/13/00   A          http://www.wnnr.com
WYCL-FM  Pensacola          230  RC       4,700    Fall 99  6/27/97    12  7/7/97 7/7/2000-              http://www.cool107.com
                                                                                nonrenew
WXLP     Quad Cities        242  RC      52,600    Fall 99  3/13/98    24 3/16/98   3/16/00   K          http://www.97x.com
KSAN-FM  San Francisco      270  RC     269,600 Spr-Sum 99 11/11/99    15 11/12/99  2/12/01   D          www.ksan.com
WXNR-FM  Greenville         271  RC      80,900    Fall 99  6/15/98    24 8/12/98   8/12/00   G          http://www.wxnr.com
KKLV-FM  Honolulu            33  RCT     63,700    Fall 99  2/25/98    24 3/31/97   3/31/01   K
KIOT-FM  Albuquerque         34  RCT     55,600    Fall 99  9/10/98    12 2/22/99   2/22/00   K          http://www.arrow1025.com
KJR-AM   Seattle             38  RCT    144,600 Spr-Sum 99  8/12/98    12 9/13/98   9/13/99   K          http://www.sportsradio950
                                                                                                         .com
KJR-FM   Seattle             38  RCT    273,800    Fall 99  8/12/98    12 9/13/98   9/13/99   K          http://www.kjrfm.com
KUBE-FM  Seattle             38  RCT    474,800    Fall 99  8/12/98    12 9/13/98   9/13/99   K          http://www.kube93.com
KNCN-FM  Corpus Christi      58  RCT     49,600    Fall 99  5/15/98    24  8/1/97    8/1/00   K          http://www.c101.com
KOLM-AM  Rochester           63  RCT     12,000    Fall 99  2/24/98    24 11/7/97   11/7/01   K          http://www.ocbradio.com
KRZR-FM  Fresno              81  RCT     76,100    Fall 99   3/5/98    24  6/3/98    6/3/00   K          http://www.krzr.com
KZKL-FM  Albuquerque        101  RCT     40,200    Fall 99  9/10/98    12 2/22/99   2/22/00   K          http://www.kool102.com
WAFL-FM  Salisbury-Ocean    106  RCT      8,700    Fall 99  2/24/98    24 3/11/97   3/11/00   K          http://www.eagle977.com
         City
WBOP-FM  Harrisonburg       110  RCT     12,400    Fall 99  3/10/98    24 10/3/96   10/3/00   K          http://home.rica.net/wbop/
WBSR-AM  Pensacola          112  RCT      6,100    Fall 99  5/21/98    12 5/30/98   5/30/00   K          http://www.wbsr.com
WCUZ-FM  Grand Rapids       118  RCT     62,400    Fall 99  1/24/00    24 12/1/98   12/1/00   K          http://www.wcuz.com
WDSK-AM  Cleveland*         122  RCT     10,000    Fall 99  5/13/98    24 5/26/98   5/26/00   K          http://www.deltaradio.net
WDTL-FM  Cleveland*         123  RCT     10,000    Fall 99  5/13/98    24 5/26/98   5/26/00   K          http://www.deltaradio.net
WFWI-FM  Ft Wayne           131  RCT     84,900    Fall 99   3/9/98    24  1/6/97    1/6/00   K          http://www.wfwi.com
WKLS-FM  Atlanta            157  RCT    386,200 Spr-Sum 99 12/12/97    24 2/26/97   2/26/99   J          http://www.96rock.com
WKRQ-FM  Cincinnati         161  RCT    322,000    Fall 99  4/28/98    24 4/28/98   4/28/00   K          http://www.q102online.com
WKVT-FM  Keene              163  RCT     10,000    Fall 99  2/24/98    24 1/20/97   2/24/00   K          http://www.wkvt.com
WNIC-FM  Detroit            173  RCT    581,100    Fall 99  9/24/98    24 12/3/98   12/3/00   K          http://www.wnic.com
WOHT-FM  Cleveland*         179  RCT     10,000    Fall 99  5/13/98    24 5/26/98   5/26/00   K          http://www.deltaradio.net

WOOD-AM  Grand Rapids       181  RCT     80,900    Fall 99  9/30/98    24 11/6/98   11/6/00   K          http://www.woodradio.com/
WOOD-FM  Grand Rapids       181  RCT     97,300    Fall 99  9/30/98    24 11/6/98   11/6/00   K          http://www.ez1057.com
WQUT-FM  Johnson City       194  RCT     94,900    Fall 99  5/30/97    24 7/21/98   7/21/00   A          http://www.wqut.com
WRNR-FM  Baltimore          202  RCT     36,000    Fall 99  6/19/98    24 6/30/98   6/30/00   K          http://www.wrnr.com
WTPA-FM  Harrisburg         215  RCT     81,500    Fall 99  5/15/98    24 11/4/96   11/4/00   K          http://www.935wtpa.com
KBOB     QuadCities         242  RCT     34,100    Fall 99  3/13/98    24 3/16/98   3/16/00   K          http://www.bobcountry.com
KORB     QuadCities         242  RCT     34,800    Fall 99  3/13/98    24 3/16/98   3/16/00   K          http://www.planet935.com
KVOR-AM  Colorado Springs   250  RCT     48,500    Fall 99   1/7/98    24 4/30/98   4/30/00   G          http://www.kvor.com
KMEL-FM  San Francisco       53  SRC    653,000    Fall 99  5/18/98    24 6/17/97   6/17/01   K          http://www.106kmel.com
KSHE-FM  St. Louis           83  SRC    211,300    Fall 99  2/24/97    24 3/22/99   3/22/01   A          http://www.kshe95.com
WFOX-FM  Atlanta            129  SRC    402,700    Fall 99  2/25/99    12  5/6/97    5/6/00   B          http://www.fox97.com
WMMR-FM  Philadelphia       170  SRC    440,800    Fall 99  3/19/99    12 11/15/96 11/15/99   B          http://www.wmmr.com
WTPI-FM  Indianapolis       216  SRC    132,600    Fall 99  5/26/99    24 9/21/99   9/21/01   B          http://www.wtpi.com
WYNY-FM  New York           231  SRC    380,900    Fall 99  12/3/98    12 12/22/98 12/22/00   B   INACT  http://www.newcountryy107
                                                                                                         .com
KOIT-AF  San Francisco      243  SRC    848,600    Fall 99  3/31/99    12 4/19/99   4/19/00   B          http://www.koit.com
WXTU-FM  Philadelphia       267  SRC    328,900    Fall 99  6/18/98    24 3/30/99   3/30/01   B   INACT  http://www.wxtu.com
WKIS-FM  Miami              271  SRC    295,500    Fall 99  6/15/98    24 7/31/98   7/31/00   G          http://www.kiss102.com
KISQ-FM  San Francisco       35  SW     530,100    Fall 99   4/6/99    12 6/25/99   6/25/00   B    ACT   http://www.981kissfm.com
KZQZ-FM  San Francisco      105  SW     620,000    Fall 99 12/17/98    12 4/28/99   4/28/00   B    ACT   http://www.z957.com
WLYF-FM  Miami              166  SW     378,300    Fall 99  6/14/99    12 12/20/99 12/20/00   Q          http://www.wlyf.com
WMXJ-FM  Miami              171  SW     280,400    Fall 99  6/14/99    12 10/7/99   10/7/00   Q          http://www.wmxj.com/
WWRC-AM  Washington         223  SW     184,000    Fall 99  3/15/99    24 1/13/00   1/13/02   D          http://www.
                                                                                                         businessradioam570.com/
WZPL-FM  Indianapolis       234  SW     234,500    Fall 99  5/12/99    24 10/26/99 10/26/01   B          http://www.wzpl.com
WEJZ-FM  Jacksonville       260  SW      48,300    Fall 99  7/30/99    24 4/17/00   4/17/02   B          http://www.lite961.com
WFKS-FM  Jacksonville       261  SW      34,900    Fall 99  7/30/99    24 4/24/00   4/24/02   B          http://www.radiokiss.com
WJAS-AM  Pittsburgh         262  SW     199,200    Fall 99  7/30/99    24 3/17/00   3/17/02   B          http://www.1320wjas.com
WWRR-FM  Jacksonville       266  SW      48,700 Spr-Sum 99  7/30/99    24 0/00/00   7/30/01   B          http://www.arrow1007.com
WMYS-AM  Indianapolis       273  SW       6,600    Fall 99  5/26/99    24 11/4/99   11/4/01   D          http:/www.wmys.com
KALZ-FM  Fresno               4   W      98,200    Fall 99   3/5/98    24 7/31/98 7/31/2000-             http://www.alice1027.com
                                                                                nonrenew
KAPE-AM  Cape Girardeau       5   W      10,000    Fall 99  6/22/98    24 7/22/98   7/22/00   C          http://www.1550kape.com
KRHW-AM* Cape Girardeau*      5   W      10,000    Fall 99  6/22/98    24  6/6/99    6/6/01   C
KBOS-FM  Fresno               8   W     116,100    Fall 99   3/5/98    24  7/9/98 7/9/2000-              http://www.kbos.com
                                                                                nonrenew
KBXB-FM  Cape Girardeau       9   W      10,000    Fall 99  5/13/98    12  7/9/98    7/9/00   C          http://www.b98online.com
KCBL-FM  Fresno              11   W       9,100    Fall 99   3/5/98    24 6/30/98   6/30/00   C          http://www.kcbl.com
KDGE-FM  Dallas              14   W     405,300    Fall 99  1/12/98    24 9/24/96   1/12/00   C    ACT   http://www.kdge.com
KDIS-AM  Los Angeles         15   W     194,600    Fall 99  9/28/98    12 2/11/99   2/11/00   F          http://www.kdisam710.com
KESO-FM  South Padre         18   W      12,500 Spr-Sum 99  1/19/99    24 3/30/99   3/30/01   D          http://www.alternative927
         Island                                                                                          .com
KEZL-FM  Fresno              20   W      35,100    Fall 99   3/5/98    24 6/30/98   6/30/00   C          http://www.kezl.com
KGMO-FM  Marion-Carbondale   24   W      10,000    Fall 99  5/13/98    24  6/9/97    6/9/00   C          http://www.kgmo.com
KGTW-FM  Ketchikan           27   W      10,000    Fall 99 11/20/96    24 1/20/97   1/20/00   I          http://www.ktknkgtw.com
KHKS-FM  Dallas              28   W     781,600    Fall 99 11/19/97    24  4/1/98    4/1/00   J    ACT   http://www.1061kissfm.com
                                                   Spr-Sum
KHTK-AM  Sacramento          29   W      84,200         99  1/12/98    24  6/5/98    6/5/00   G          http://www.khtkam.com
                                                   Spr-Sum
KHVH-AM  Honolulu            30   W      47,200         99  6/29/98    24 11/2/98   11/2/00   C          http://www.khvhradio830.com


                                      30

KSSK-AF  Honolulu            30   W     221,100    Fall 99  6/29/98    24 9/11/98   9/11/00   C          http://www.ksskradio.com
KUCD-FM  Honolulu            30   W      86,100    Fall 99  6/29/98    24 6/26/97   6/26/00   C          http://www.star1019fm.com
KHYL-FM  Sacramento          31   W     150,800 Spr-Sum 99   1/2/97    24 6/20/97   6/20/01   C   INACT  http://www.magic101jams.com
KJNO-AM  Juneau              37   W      10,000    Fall 99  4/24/98    24  6/5/98    6/5/00   C          http://www.kjno.com
KTKU-FM* Juneau*             37   W      10,000    Fall 99  4/24/98    24 6/30/98   6/30/00   C          http://www.taku105.com
KKDA-FM  Dallas              40   W     506,700    Fall 99  7/15/98    24 9/11/98   9/11/00   C    ACT   http://www.k104fm.com
KKRW-FM  Houston             42   W     386,100    Fall 99 11/13/97    24 9/20/96   9/20/99   C   INACT  http://www.kkrw.com
KMXM-FM  Twin    Falls       55   W      10,000    Fall 99  4/13/98    24 6/18/98   6/18/00   C          http://www.kmxm.com
KMXR-FM  Corpus Christi      56   W      34,500    Fall 99  4/22/98    24 7/24/98   7/24/00   C          http://www.mix939.com
KNCI-FM  Sacramento          57   W     170,900    Fall 99  1/12/98    24 4/14/98   4/14/00   G   INACT  http://www.kncifm.com
KOCN-FM  Monterey            60   W      47,800    Fall 99  8/25/98    24 10/30/98 10/30/00   C          http://www.oldies1051.com
KODA-FM  Houston             61   W     586,900    Fall 99 11/13/97    24 4/27/98   4/27/00   J          http://www.sunny99.com
KQID-FM  Alexandria          69   W      29,300 Spr-Sum 99  5/26/98    24 8/31/98   8/31/00   C          http://www.q93fm.com
KRAK-FM  Sacramento          72   W      56,500    Fall 99  1/12/98    24 7/20/98   7/20/00   G          http://www.krakam.com
KRNB-FM  Dallas              75   W     111,400    Fall 99  7/15/98    24 10/15/99 10/15/00   C          http://www.krnb.com
KRYS-FM  Corpus Christi      79   W      61,500    Fall 99  4/22/98    24 8/28/98   8/28/00   C          http://www.krysfm.com
KSOF-FM  Fresno              84   W      65,600 Spr-Sum 99   3/5/98    24 7/20/98   7/20/00   C          http://www.ksof.com
KTFI-AM  Twin    Falls*      87   W      10,000    Fall 99  4/13/98    24 6/18/98   6/18/00   C          http://www.ktfi.com
KTOM-FM  Monterey            89   W      83,600    Fall 99  8/25/98    57 10/30/98 10/30/00   C          http://www.ktom.com
                                                                                  7/20/2000
KULE-AM  Wenatchee*          91   W      10,000    Fall 99   6/9/98    24 7/20/98  nonrenew   C          http://www.kule.com
                                                                                  7/20/2000
KULE-FM  Wenatchee*          91   W      10,000    Fall 99   6/9/98    24 7/20/98  nonrenew   C          http://www.kule.com
KWIN-FM  Stockton            94   W     112,900    Fall 99  7/14/98    24 10/30/98 10/30/00   C    ACT   http://www.kwin.com
KWNN-FM  Stockton            94   W      57,700 Spr-Sum 99  7/14/98    24  0/0/00   7/14/00   C
KYRX-FM  Cape Girardeau      99   W      10,000    Fall 99  5/13/98    24 6/12/98   6/12/00   C          http://www.mix1047online
                                                                                                         .com
KZPS-FM  Dallas             102   W     444,000    Fall 99  5/21/98    24  9/9/96    9/9/00   C    ACT   http://www.kzps.com
KZSP-FM  South Padre        103   W      10,000    Fall 99  1/19/99    12 6/30/99   6/30/00   D          http://www.love953.com
         Island
WCTW-FM  Poughkeepsie       117   W      10,000    Fall 99  1/24/00    24 6/17/98   6/17/00   C          http://www.wctw.com
WDIZ-AM  Panama City        120   W       8,800    Fall 99  1/24/00    24 7/23/98   7/23/00   C          http://www.panamaradio.com
WFSY-FM  Panama City        120   W      26,700    Fall 99  2/20/98    12 7/23/98   7/23/00   C
WPAP-FM  Panama City        120   W      30,700    Fall 99  2/20/98    24 7/23/98   7/23/00   C          http://www.panamaradio.com
WPBH-FM  Panama City        120   W      15,900    Fall 99  2/20/98    24 7/23/98   7/23/00   C
WEZB-FM  New Orleans        127   W     155,900 Spr-Sum 99  12/4/97    24  3/6/98    3/6/00   C          http://www.b97.com
WHTG-FM  Monmouth           136   W      35,500    Fall 99 12/12/97    24 2/10/97   2/10/00   J   INACT  http://www.fm1063.com
WILD-AM  Boston             139   W      88,600    Fall 99   6/9/98    24  9/9/98    9/9/00   C          http://www.wildam1090.com
WINC-FM  Winchester         140   W      44,200    Fall 99  2/26/98    24 12/1/97   12/1/01   K          http://www.wincfm.com/
WJAN-FM  Rutland            144   W      10,000    Fall 99   3/5/98    24  4/3/98    4/3/00   C          http://www.catcountry.net
WJJR-FM  Rutland            147   W      10,000    Fall 99   3/5/98    24 4/10/98   4/10/00   C          http://www.mix981.com
WJMZ-FM  Greenville SC      148   W     120,500 Spr-Sum 99  9/16/97    12 11/17/97 11/17/00   A          http://www.wjmz.com
WKKN-FM  Statesboro         153   W      10,000    Fall 99  7/29/98    12 10/30/98 10/30/00   C          http://www.k98fm.com
WMDM-FM  Lexington Park     167   W      10,000    Fall 99  7/13/98    24 1/24/97  7/13/00-              http://www.977thebay.com
                                                                                   nonrenew
WPKK-FM  Altoona            184   W      10,000    Fall 99 10/22/98    24 11/6/98   11/6/00   C          http://www.975thepeak.com
WPMX-FM  Statesboro         185   W      10,000    Fall 99  7/29/98    24 9/24/98   9/24/00   C          http://www.eaglefm.com
WQSY-FM  Hawkinsville       193   W      10,000    Fall 99  7/29/98    24 10/30/98 10/30/00   C          http://www.sunnyradio.com
WRBQ-FM  Tampa              195   W     218,500    Fall 99   1/8/98    24  1/8/98    1/8/00   J          http://www.wrbq.com


                                      31

WRNQ-FM  Poughkeepsie       201   W      27,200    Fall 99  5/14/98    24 6/17/98   6/17/00   C          http://www.wrnq.com
WSHF-FM  Panama City        207   W       7,800    Fall 99  7/23/98    12 7/24/98   7/24/00   C          http://www.panamaradio.com
WTEM-AM  Washington         211   W     145,100    Fall 99  3/15/99    24 8/13/99   8/13/01   D   INACT  http://www.sportstalk980
                                                                                                         .com
WTHK-FM  Hudson, NY*        212   W      10,000    Fall 99  5/14/98    24  0/0/00   5/14/00   C
WTHN-FM  Poughkeepsie       212   W      32,100    Fall 99  5/14/98    24 6/17/98   6/17/00   C          http://www.
                                                                                                         thundercountryradio.com
WTND-FM  Greenville*        212   W      10,000    Fall 99  5/14/98    24  0/0/00   5/14/00   C
WTJS-AM  Jackson            213   W       9,700    Fall 99   6/5/98    24 7/31/98   7/31/00   C          http://www.wtjs.com
WTNV-FN  Jackson            213   W      20,700    Fall 99   6/5/98    24 7/31/98   7/31/00   C          http://www.104wtnv.com
WYNU-FM  Jackson            213   W      11,200    Fall 99   6/5/98    12 7/31/98   7/31/00   C          http://www.wynu92fm.com
WYTZ-FM  Benton Harbor*     232   W      10,000    Fall 99  1/31/97    12  3/5/97    3/5/00   A          http://www.wytz.com
WZYQ-FM  Cleveland*         235   W      10,000    Fall 99  5/13/98    24 5/26/98   5/26/00   K          http://www.deltaradio.net
WZZL-FM  Metropolis         236   W      10,000    Fall 99  5/13/98    24  8/6/98    8/6/00   C          http://www.wzzl.com
WERZ     Portsmouth         244   W      82,700    Fall 99 11/14/97    24 12/7/98   12/7/00   R          http://www.werz.com
WFMD     Frederick          244   W      22,600    Fall 99 11/14/97    24 5/13/99   5/13/01   R          http://www.wfmd.com
KARA     San Jose           249   W     128,400    Fall 99   7/1/99    24 12/22/99 12/22/01   D          http://www.kara.com
KLIV     San Jose           249   W      62,700    Fall 99   7/1/99    24 1/19/00   1/19/02   D    ACT   http://www.kliv.com
KRTY     San Jose           249   W     110,400    Fall 99   7/1/99    12 1/24/99  11/23/01   D          http://www.krty.com
KKZX-FM  Spokane            250   W      78,000    Fall 99   1/7/98    24  6/1/98    6/1/00   G          http://www.kkzx.com
KTWK-AM  Colorado Springs   250   W      15,200    Fall 99   1/7/98    24 4/30/98   4/30/00   G          http://www.memory740.com
KUDY-AM  Spokane            250   W      10,000    Fall 99   1/7/98    24 9/21/98   9/21/00   G          http://www.am1280.com
WCHZ-FM  Fayetteville       271   W      48,700    Fall 99  6/15/98    24  8/8/98    8/8/00   G          http://www.95rock.com
WFLB-FM  Augusta            271   W      44,100    Fall 99  6/15/98    24 9/17/98   9/17/00   G          http://www.oldies965.com
WGAC-AM  Augusta            271   W      34,500    Fall 99  6/15/98    24 7/31/98   7/31/00   G          http://www.wgac.com
WGOR-FM  Greenville         271   W     120,500    Fall 99  6/15/98    24 8/31/98   8/31/00   G          http://www.939coolfm.com
WIKS-FM  Augusta            271   W      37,900    Fall 99  6/15/98    24 7/31/98   7/31/00   G   INACT  http://www.wkis.com
WJBX-FM  Fort Myers         271   W      62,700    Fall 99  6/15/98    24 8/31/98   8/31/00   G          http://www.99xwjbx.com
WJST-FM  Fort Myers         271   W      60,100    Fall 99  6/15/98    24 7/27/98   7/27/00   G          http://www.wjst.com
WKML-FM  Fayetteville       271   W      71,600    Fall 99  6/15/98    24 7/31/98   7/31/00   G          http://www.wkml.com
WMGV-FM  Greenville         271   W      51,500 Spr-Sum 99  6/15/98    24 8/28/98   8/28/00   G          http://www.v1033.com
WNCT-AF  Greenville         271   W      51,300 Spr-Sum 99  6/15/98    24 1/29/99   1/29/01   G          http://www.oldies1079.com
WQAM-AM  Miami              271   W     239,700    Fall 99  6/15/98    24 9/30/98   9/30/00   G   INACT  http://www.wqam.com/
WRXK-FM  Fort Myers         271   W      69,700    Fall 99  6/15/98    24  2/5/99    2/5/01   G          http://www.96krock.com
WSFL-FM  Greenville         271   W      93,100    Fall 99  6/15/98    24 8/14/98   8/14/00   G          http://www.wsfl.com
WUKS-FM  Fayetteville       271   W      33,900 Spr-Sum 99  6/15/98    24 10/6/98   10/6/00   G          http://www.kiss1077.com
WWCN-AM  Fort Myers         271   W      13,800 Spr-Sum 99  6/15/98    24 9/24/98   9/24/00   G          http://www.am770.com
WWDB-FM  Philadelphia       271   W     414,900 Spr-Sum 99 6/15/98    24 8/28/98   8/28/00   G           http://www.newstalk965.com
WXKB-FM  Fort Myers         271   W     117,600 Spr-Sum 99  6/15/98    24  8/4/98    8/4/00   G          http://www.b1039.com
WZFX-FM  Fayetteville       271   W      93,800    Fall 99  6/15/98    24 9/21/98   9/21/00   G          http://www.foxy99.com
KDON-FM  Monterey           274   W     104,300 Spr-Sum 99  8/27/98    24 11/6/98   11/6/00   C   INACT  http://www.kdon.com
TOTAL    STATIONS           164      19,708,600

FOOTNOTES
(1) Non-reported stations were given an estimated cume audience of 10,000.
(2) Where    Fall 99 Arbitron numbers were unavailable, Spring-Summer 99 Arbitron numbers were used.
(3) Some expiration dates from our database do not reflect automatic 12-month renewal in the absence of written decline.

                              Schedule 2.1 (a)(2)
                           Streaming Media Contracts

                                                                                                     E
                            REC                               SIGN                            FORM  COM
CALL LETTERS MARKET CITY     #   PRO      MSA     CUME        DATE   TERM   LIVE   EXPIRY(3)  TYPE  CODE
                                -DUCT   CUME(1)  BOOK(2)
---------------------------------------------------------------------------------------------------------
KDFC-FM      San Francisco   13  SO     480,000 Spr-Sum 99   3/1/99    12  1/15/99  1/15/00   B
KEDJ-FM      Phoenix         17  SO     373,400    Fall 99   8/2/99    24 11/12/99 11/12/01   B
KSOL-FM      San Francisco   85  SO     241,100    Fall 99   3/8/99    24  11/6/98  11/6/00   B   IN-ACT
KWJJ-FM      Portland        95  SO     198,700    Fall 99   7/8/99    12 10/27/99 10/27/00   B
WBOS-FM      Boston         111  SO     275,000    Fall 99  4/26/99    12  5/12/99  5/12/00   B
WCAA-FM      New York       113  SO     695,900 Spr-Sum 99   9/9/98    24 10/30/98 10/30/00   C
WCRB-FM      Boston         115  SO     396,400 Spr-Sum 99  7/15/99    24 10/31/99 10/31/01   B
WEVD-AM      New York       126  SO     209,700    Fall 99  7/20/99    24 00/00/00  7/20/01   B
WGAY-AM      Washington     132  SO      50,900    Fall 99  6/28/99    24  1/13/00  1/13/02   B
WKIE-FM      Chicago        151  SO      10,000    Fall 99  4/21/99    24  10/4/99  10/4/01   B   IN-ACT
WKKX-FM      St. Louis      154  SO     245,900    Fall 99  2/25/99    12  3/22/99  3/22/00   B
WKLB-FM      Boston         156  SO     274,900    Fall 99  4/26/98    12  5/12/99  5/12/00   B
WKQX-FM      Chicago        160  SO     890,300    Fall 99   1/5/99    12   2/8/99   2/8/00   B
WLTJ-FM      Pittsburgh     165  SO     218,300 Spr-Sum 99  6/29/99    24  3/28/00  3/28/02   B
WMGK-FM      Philadelphia   168  SO     461,200    Fall 99  3/19/99    12  4/22/99  4/22/00   B
WMJX-FM      Boston         169  SO     640,500    Fall 99  4/26/99    12  5/12/99  5/12/00   B
WNND-FM      Chicago        175  SO     570,700    Fall 99  7/30/99    24  9/17/99  9/17/01   B
WPEN-AM      Philadelphia   183  SO     313,000    Fall 99  3/13/99    12  4/23/99  4/23/00   B
WPRO-FM      Providence     186  SO     287,800    Fall 99   3/8/99    12  3/30/99  3/30/00   B

                               SHARES          DOLLARS
                              ALLOCATED       ALLOCATED
                                FOR              FOR
                             INTERMEDIATE    INTERMEDIATE
             URL              CLOSING(S)      CLOSING(S)
---------------------------------------------------------
http://www.kdfc.com                13,484        67,420
http://www.kedj.com                10,489        52,445
http://www.ksol.com                 6,773        33,865
http://www.kwjj.com                 5,582        27,910
http://www.wbos.com                 7,725        38,625
http://www.calientefm.com          19,549        97,745
http://www.wcrb.com                11,135        55,675
http://www.wevd.com                 5,891        29,455
http://www.wgay.com                 1,430         7,150
http://www.92kissfm.com               281         1,405
http://www.kix1065.com              6,908        34,540
http://www.wklb.com                 7,722        38,610
http://www.q101.com                25,010       125,050
http://www.wltj.com                 6,132        30,660
http://www.wmgk.com                12,956        64,780
http://www.wmjx.com                17,992        89,960
http://www.windy100.com            16,032        80,160
http://www.wpen.com                 8,793        43,965
http://www.92profm.com              8,085        40,425

                                                  33


WROR-FM      Boston           203    SO     318,000      Fall 99    4/26/99    12    5/12/99    5/12/00   B
WRRK-FM      Pittsburgh       204    SO     229,600      Fall 99    6/29/99    24     1/6/97     1/6/01   B
WSJZ-FM      Boston           209    SO     350,000      Fall 99    4/26/99    12    5/12/99    5/12/00   B
WTMX-FM      Chicago          214    SO     900,700   Spr-Sum 99    7/30/99    24    9/17/99    9/17/01   B
WWDC-FM      Washington       219    SO     627,400      Fall 99    3/15/99    24    8/19/99    8/19/01   Q
WWLI-FM      Providence       222    SO     223,700      Fall 99     3/8/99    12    3/31/99    3/31/00   B
WXTM-FM      St. Louis        226    SO     193,800      Fall 99    2/25/99    12    3/22/99    3/22/00   B
WXXM-FM      Philadelphia     228    SO     442,700   Spr-Sum 99    3/19/99    12    4/30/99    4/30/00   B
WXXY-FM      Chicago          229    SO      10,000   Spr-Sum 99    4/21/99    24    5/14/99    5/14/01   B
KLVE         Los Angeles      241    SO   1,951,800      Fall 99    2/23/99    12    3/22/99    3/22/00   B
KSCA         Los Angeles      241    SO   1,121,000      Fall 99    2/23/99    12    3/22/99    3/22/00   B     IN-ACT
KTNQ         Los Angeles      241    SO   1,988,900      Fall 99    2/23/99    12   11/18/98   11/18/00   B
KCNL-FM      San Jose         245    SO      10,000   Spr-Sum 99     6/9/99    12     7/6/99     7/6/00   B
KSJO-FM      San Jose         246    SO     144,000   Spr-Sum 99     6/9/99    12     7/6/99     7/6/00   B
KUFX-FM      San Jose         247    SO     132,300      Fall 99     6/9/99    12     7/6/99     7/6/00   B
KBEZ-FM      Tulsa            251    SO      79,100      Fall 99    7/30/99    24    0/00/00    7/30/01   B
KHTT-FM      Tulsa            252    SO     146,400      Fall 99    7/30/99    24    0/00/00    7/30/01   B
KMGL-FM      Oklahoma City    253    SO     130,900      Fall 99    7/30/99    24   10/22/99   10/22/01   B
KOMA-AM      Oklahoma City    254    SO     126,800      Fall 99    7/30/99    24   10/22/99   10/22/01   B
KPWR-FM      Los Angeles      255    SO   1,434,500      Fall 99    10/1/99     6     3/3/00     9/3/00   B
KRXO-FM      Oklahoma City    256    SO     191,900      Fall 99    7/30/99    24   10/22/99   10/22/01   B
WALR-FM      Atlanta          257    SO     396,000      Fall 99    1/27/99    24    2/12/99    2/12/01   B
WAMO-FM      Pittsburgh       259    SO     194,700      Fall 99    8/20/99    24   10/25/99   10/25/01   B
WPOW-FM      Miami            263    SO     572,300      Fall 99    6/18/98    24    7/31/98    7/31/00   B    ACT

http://www.wror.com                 8,933        44,665
http://www.rrk.com                  6,450        32,250
http://www.smoothjazz969.com        9,832        49,160
http://www.wtmx.com                25,302       126,510
http://www.DC101.com               17,624        88,120
http://www.lite105.com              6,284        31,420
http://www.extremeradio1041.com     5,444        27,220
http://www.jammingold957.com       12,436        62,180
http://www.wxxy.com                   281         1,405
http://www.klvefm.com              54,828       274,140
http://www.lanuevafm.com/          31,490       157,450
http://www.ktnq.com                55,870       279,350
http://www.channel1049.com            281         1,405
http://www.ksjo.com/                4,045        20,225
http://www.kfox.com                 3,716        18,580
http://www.kbez.com                 2,222        11,110
http://www.khits.com                4,113        20,565
http://www.magic104.com             3,677        18,385
http://www.komaradio.com            3,562        17,810
http://www.power106la.fm           40,297       201,485
http://www.krxo.com                 5,391        26,955
http://www.kiss1047.com            11,124        55,620
http://www.wamo.com                 5,469        27,345
http://www.power96.com             16,077        80,385

                                                   34


WSHH-FM      Pittsburgh     264    SO     232,300      Fall 99    7/30/99    24    3/17/00    3/17/02   B
WTMJ-AM      Milwaukee      265    SO     327,400      Fall 99   11/16/99    12    5/18/00    5/18/01   B
WZAK-FM      Cleveland      269    SO     237,700      Fall 99     3/3/99    24    3/23/99    3/23/01   B
WSTR-FM      Atlanta        272    SO     731,600   Spr-Sum 99    5/11/99    12     7/1/99     7/1/00   B
WHHH-FM      Indianapolis   275    SO     160,300   Spr-Sum 99    7/27/99    24     4/6/00     4/6/02   Q
KMEL-FM      San Francisco   53    SRC    653,000      Fall 99    5/18/98    24    6/17/97    6/17/01   K
KSHE-FM      St. Louis       83    SRC    211,300      Fall 99    2/24/97    24    3/22/99    3/22/01   A
WFOX-FM      Atlanta        129    SRC    402,700      Fall 99    2/25/99    12     5/6/97     5/6/00   B
WMMR-FM      Philadelphia   170    SRC    440,800      Fall 99    3/19/99    12   11/15/96   11/15/99   B
WTPI-FM      Indianapolis   216    SRC    132,600      Fall 99    5/26/99    24    9/21/99    9/21/01   B
WYNY-FM      New York       231    SRC    380,900      Fall 99    12/3/98    12   12/22/98   12/22/00   B   IN-ACT
KOIT-AF      San Francisco  243    SRC    848,600      Fall 99    3/31/99    12    4/19/99    4/19/00   B
WXTU-FM      Philadelphia   267    SRC    328,900      Fall 99    6/18/98    24    3/30/99    3/30/01   B   IN-ACT
WKIS-FM      Miami          271    SRC    295,500      Fall 99    6/15/98    24    7/31/98    7/31/00   G
KISQ-FM      San Francisco   35    SW     530,100      Fall 99     4/6/99    12    6/25/99    6/25/00   B   ACT
KZQZ-FM      San Francisco  105    SW     620,000      Fall 99   12/17/98    12    4/28/99    4/28/00   B   ACT
WLYF-FM      Miami          166    SW     378,300      Fall 99    6/14/99    12   12/20/99   12/20/00   Q
WMXJ-FM      Miami          171    SW     280,400      Fall 99    6/14/99    12    10/7/99    10/7/00   Q
WWRC-AM      Washington     223    SW     184,000      Fall 99    3/15/99    24    1/13/00    1/13/02   D
WZPL-FM      Indianapolis   234    SW     234,500      Fall 99    5/12/99    24   10/26/99   10/26/01   B
WEJZ-FM      Jacksonville   260    SW      48,300      Fall 99    7/30/99    24    4/17/00    4/17/02   B
WFKS-FM      Jacksonville   261    SW      34,900      Fall 99    7/30/99    24    4/24/00    4/24/02   B
WJAS-AM      Pittsburgh     262    SW     199,200      Fall 99    7/30/99    24    3/17/00    3/17/02   B
WWRR-FM      Jacksonville   266    SW      48,700   Spr-Sum 99    7/30/99    24    0/00/00    7/30/01   B

http://www.wshh.com                 6,526        32,630
http://www.620wtmj.com              9,197        45,985
http://www.wzak.com                 6,677        33,385
http://www.star94.com              20,551       102,755
http://www.whhh.com                 4,503        22,515
http://www.106kmel.com             18,344        91,720
http://www.kshe95.com               5,936        29,680
http://www.fox97.com               11,312        56,560
http://www.wmmr.com                12,383        61,915
http://www.wtpi.com                 3,725        18,625
http://www.newcountryy107.com      10,700        53,500
http://www.koit.com                23,838       119,190
http://www.wxtu.com                 9,239        46,195
http://www.kiss102.com              8,301        41,505
http://www.981kissfm.com           14,891        74,455
http://www.z957.com                17,417        87,085
http://www.wlyf.com                10,627        53,135
http://www.wmxj.com/                7,877        39,385
http://www.businessradioam570.com   5,169        25,845
http://www.wzpl.com                 6,587        32,935
http://www.lite961.com              1,357         6,785
http://www.radiokiss.com              980         4,900
http://www.1320wjas.com             5,596        27,980
http://www.arrow1007.com            1,368         6,840

                                                  35


WMYS-AM      Indianapolis   273  SW        6,600    Fall 99  5/26/99    24  11/4/99  11/4/01   D
--------------------------------------------------------------------------------------------------------
TOTAL        STATIONS        68       26,698,800
--------------------------------------------------------------------------------------------------------
TOTAL SHARES                             750,000
--------------------------------------------------------------------------------------------------------

http:/www.wmys.com               182           910
---------------------------------------------------
TOTAL SHARES                 750,000     3,750,000
                                                 -
---------------------------------------------------

FOOTNOTES
(1) Non-reported stations were given an estimated cume audience of 10,000.
(2) Where Fall 99 Arbitron numbers were unavailable, Spring-Summer 99 Arbitron numbers were used.
(3) Some expiration dates from our database do not reflect automatic 12-month renewal in the absence of written decline.

                                  Schedule 2.4
                            Sales Prospects and Leads


STREAMING MEDIA PROSPECTS

THE FOLLOWING CUME IS BASED ON INFORMATION SUPPLIED
BY HISPANIC BROADCASTING CORP. (HBC):

                               STATION
   MARKET CITY               CALL LETTERS                  CUME                    COMMENTS
---------------------------------------------------------------------------------------------------
Los Angeles            KTNQ-AM                                           0 OR Customer
Los Angeles            KLVE-FM                                           0 OR Customer
Los Angeles            KSCA-FM                                           0 OR Customer
Los Angeles            KRCD-FM                                           0
New York               WADO-AM                                     616,200 Spr '99 Book
New York               WCAA-FM                                           0 OR Customer
San Francisco          KSOL-FM                                           0 OR Customer
San Francisco          KZOL-FM                                     111,000 Simulcast w/ KSOL
Las Vegas              KLSQ-AM                                      25,100 Spr '99 Book
Las Vegas              KISF-FM                                      80,300 Spr '99 Book
Phoenix                KHOT-FM                                      93,600 Spr '99 Book
Phoenix                KKFR-FM                                     280,500 Spr '99 Book
Miami                  WAMR-FM                                     354,500 Spr '99 Book
Miami                  WRTO-FM                                     232,700 Spr '99 Book
Miami                  WAQI-AM                                     208,600 Spr '99 Book
Miami                  WQBA-AM                                     100,000 Spr '99 Book
Chicago                WOJO-FM                                     121,300 Spr '99 Book
Chicago                WIND-AM                                      93,300 Spr '99 Book
Chicago                WLXX-AM                                     317,000 Spr '99 Book
Houston                KLTN-FM                                     311,500 Spr '99 Book
Houston                KOVE-FM                                     154,500 Spr '99 Book
Houston                KOVA-FM                                      26,900 Spr '99 Book
Houston                KRTX-FM                                           0
Houston                KLAT-AM                                      86,600 Spr '99 Book
McAllen                KIWW-FM                                     129,500 Spr '99 Book
McAllen                KGBT-FM                                           0
McAllen                KGBT-AM                                      63,300 Spr '99 Book
Dallas                 KHCK-FM                                     144,000 Spr '99 Book
Dallas                 KDXX-FM                                           0
Dallas                 KDXT-FM                                           0
Dallas                 KDXX-AM                                      48,300 Spr '99 Book
Dallas                 KESS-AM                                      61,100 Spr '99 Book
San Antonio            KROM-FM                                      92,600 Spr '99 Book
San Antonio            KXTN-FM                                     217,850 Spr '99 Book
San Antonio            KXTN-AM                                           0


San Antonio            KCOR-AM                                      37,900 Spr '99 Book
El Paso                KBNA-FM                                     148,600 Spr '99 Book
El Paso                KBNA-AM                                      17,600 Spr '99 Book
El Paso                KAMA-AM                                      14,100 Spr '99 Book
---------------------------------------------------------------------------------------------------
                       TOTAL CUME                                4,188,450
---------------------------------------------------------------------------------------------------
                                TOTAL AVAILABLE CUME             4,188,450
                                                           FALL '99
SPILL CUME                                                    CUME
---------------------------------------------------------------------------------------------------
West Palm              WRTO-FM                                      20,100
Riverside              KTNQ-AM                                      18,300
Monterey               KSOL/KZOL                                    44,400
Riverside              KLVE-FM                                      82,000
Oxnard                 KLVE-FM                                      23,600
Riverside              KSCA-FM                                      97,200
Oxnard                 KSCA-FM                                      12,100
---------------------------------------------------------------------------------------------------
                       TOTAL SPILL CUME                            297,700
---------------------------------------------------------------------------------------------------
                       TOTAL CUME                                4,486,150
---------------------------------------------------------------------------------------------------
                                TOTAL AVAILABLE CUME             4,486,150
---------------------------------------------------------------------------------------------------

WEB SERVICES SALES PROSPECTS

COX BROADCASTING CORP. (ESTIMATED CUME)


                                  STATION
     MARKET CITY               CALL LETTERS                  CUME                    COMMENTS
---------------------------------------------------------------------------------------------------
50 Stations                                                    10,000,000+
---------------------------------------------------------------------------------------------------
                                TOTAL AVAILABLE CUME            10,000,000
---------------------------------------------------------------------------------------------------

LARGE MARKET RADIO STATION

WKRK-FM NEW YORK


                                  STATION                  FALL '99
MARKET CITY                    CALL LETTERS                   CUME         COMMENTS
---------------------------------------------------------------------------------------------------
New York City          WKRK-FM                                   1,608,500 Present OR Customer
                                                                           (no contract)
---------------------------------------------------------------------------------------------------
                                TOTAL AVAILABLE CUME             1,608,500
---------------------------------------------------------------------------------------------------

OTHER SALES PROSPECTS


                                  STATION
     MARKET CITY               CALL LETTERS                  CUME                    COMMENTS
---------------------------------------------------------------------------------------------------
Portland               KKRZ                                        372,700 Spr '99
Houston                KODA                                        537,800 Spr '99


                                      38


Houston                KLDE                                        442,700 Spr '99
San Francisco          Wild 94.9                                   707,600 Spr '99
Houston                KQQK                                        210,000 Spr '99
Rochester              WHEB                                         67,200 Spr '99
San Jose               KARA                                        110,200 Spr '99
San Jose               KTRY                                        119,500 Spr '99
Honolulu               KHBH                                         47,200 Spr '99
St. Louis              KSNX                                              0 Do not subscribe to Arb
Indianapolis           WEDJ                                              0 Do not subscribe to Arb
Boston                 WJMN                                        589,200 Spr '99
Chicago                WCKG                                        444,800 Spr '99
Los Angeles            KUSC                                              0 College station
Indianapolis           WHHH                                        173,700 Spr '99
Indianapolis           WYJZ                                         53,900 Spr '99
Indianapolis           WBKS                                         62,000 Spr '99
Chicago                WVON                                              0 Legendary/Must have
Boise                  KKGL                                         29,200 Spr '99
Alexandria             KRRV                                         41,000 Spr '99
Alexandria             KKST                                         18,300 Spr '99
Alexandria             KZMZ                                         23,300 Spr '99
Alexandria             KDBS                                          2,900 Spr '99
Statesboro, GA         WHKN                                              0 Not shown in Arb.
Juneau                 KFMG                                              0 Not shown in Arb.
El Paso                KELT                                         50,500 Spr '99
Dallas                 KGGR                                              0 Mortenson Group
Dallas                 KTNO                                              0 Mortenson Grp. Spr '99
Harrodsburg            WHBN                                              0 Mortenson Group
Huntington             WEMM                                         29,300 Spr '99
Indian Head            WWGB                                              0 Mortenson Group
Kansas City            KGGN                                              0 Mortenson Group
Lexington/Fayette      WGSW                                              0 Mortenson Group
Lexington/Fayette      WUGR                                          7,600 Spr '99
Lexington/Fayette      WJMM                                              0 Mortenson Group
Lexington/Fayette      WSTL                                              0 Mortenson Group
Louisville             WLLV                                         14,500 Spr '99
Louisville             WLOU                                         21,300 Spr '99
Nashville              WNSG                                              0 Mortenson Group
Pittsburgh             WPGR                                              0 Mortenson Group
Pittsburgh             WWNL                                              0 Mortenson Group
Sacramento             KXOA                                          98000 R&R Recd Dir Spr 99
---------------------------------------------------------------------------------------------------
                       TOTAL AVAILABLE CUME                      4,274,400
---------------------------------------------------------------------------------------------------

TOTAL AVAILABLE CUME - ALL OPPORTUNITIES             20,369,050
---------------------------------------------------------------------------------------------------

                                  Schedule 3.4
                     Required Waivers and Consents--OnRadio

                                  Schedule 3.6
                              Liabilities--OnRadio

                                  Schedule 3.7
                           Breaches and Enforceability

The following stations entered into Web Site Contracts to receive remote content and OnRadio considers these stations in breach of the Web Site Contracts:

WTPA-FM--Harrisburg--Put up new site and station GM indicates that he is not interested in linking to the content.

KJR-AM, KJR-FM, KUBE-FM--Seattle--claims that contract was limited to ad banners and that they have no other obligations under the Web Site Contracts.

WKRQ-FM--Cincinnati--Took down their website and indicate that they have no information of plans for a new site.

WSHF-FM, WFSY-FM, WPAP-FM, WPBH--FM--Panama City--Investigating possible improper linking to content by stations.

WALR--We received non-renewal letter 12/8/99. Upon contacting the station we determined that the station did not have access to DSL and that they were unhappy with the quality of the signal. The station is continuing to stream and has indicated that they are waiting for DSL to become available in their area.

WEZB--We received a letter from this web site customer dated May 23, 2000 requesting that we cancel their account immediately. A timely notice of non-renewal was not received.

                                  Schedule 3.8
                               Litigation--OnRadio

                                  Schedule 3.9
                          Brokers and Finders--OnRadio

                                  Schedule 3.17
                                Related Contracts


Intervu
Frontier Global Center
DoubleClick
IBeam

                                  Schedule 4.5
                           Brokers and Finders--Global

                                  Schedule 4.8
                               Litigation--Global

                                  Schedule 5.13
                                  Key Employees


Ken Stilwell
Tim Herr
Rick Ramirez
James Chamberlain

                                   Exhibit 5.3
                          Transition Services Agreement

                                   Exhibit 5.4
                            Investor Rights Agreement

                                   Exhibit 5.5
                                Software License

                                   Exhibit 5.6
                                 Equipment Lease

                                   Exhibit 7.3
                         Instructions to Transfer Agent